                                                                  EXHIBIT 10.5

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                          SALE AND SERVICING AGREEMENT


                                      among

                    HARLEY-DAVIDSON MOTORCYCLE TRUST 2001-1,
                                   as Issuer,


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.,
                               as Trust Depositor,


                          HARLEY-DAVIDSON CREDIT CORP.,
                                   as Servicer

                                       and

                           BNY MIDWEST TRUST COMPANY,
                              as Indenture Trustee

                            Dated as of April 1, 2001



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
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                                                                                                        PAGE
                                               TABLE OF CONTENTS
ARTICLE ONE             DEFINITIONS........................................................................1
      SECTION 1.01.     DEFINITIONS........................................................................1
      SECTION 1.02.     USAGE OF TERMS....................................................................20
      SECTION 1.03.     SECTION REFERENCES................................................................20
      SECTION 1.04.     CALCULATIONS......................................................................20
      SECTION 1.05.     ACCOUNTING TERMS..................................................................20
ARTICLE TWO             ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS.....................................20
      SECTION 2.01.     CLOSING...........................................................................20
      SECTION 2.02.     CONDITIONS TO THE CLOSING.........................................................21
      SECTION 2.03.     CONVEYANCE OF SUBSEQUENT CONTRACTS................................................22
ARTICLE THREE           REPRESENTATIONS AND WARRANTIES....................................................25
      SECTION 3.01.     REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR......................26
      SECTION 3.02.     REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER.............................28
ARTICLE FOUR            PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS.......................29
      SECTION 4.01.     CUSTODY OF CONTRACTS..............................................................29
      SECTION 4.02.     FILING............................................................................31
      SECTION 4.03.     NAME CHANGE OR RELOCATION.........................................................31
      SECTION 4.04.     CHIEF EXECUTIVE OFFICE............................................................31
      SECTION 4.05.     COSTS AND EXPENSES................................................................31
ARTICLE FIVE            SERVICING OF CONTRACTS............................................................31
      SECTION 5.01.     RESPONSIBILITY FOR CONTRACT ADMINISTRATION........................................31
      SECTION 5.02.     STANDARD OF CARE..................................................................32
      SECTION 5.03.     RECORDS...........................................................................32
      SECTION 5.04.     INSPECTION........................................................................32
      SECTION 5.05.     TRUST ACCOUNTS....................................................................32
      SECTION 5.06.     ENFORCEMENT.......................................................................34
      SECTION 5.07.     TRUSTEES TO COOPERATE.............................................................36
      SECTION 5.08.     COSTS AND EXPENSES................................................................36
      SECTION 5.09.     MAINTENANCE OF SECURITY INTERESTS IN MOTORCYCLES..................................37
      SECTION 5.10.     SUCCESSOR SERVICER/LOCKBOX AGREEMENTS.............................................37
      SECTION 5.11.     SEPARATE ENTITY EXISTENCE.........................................................37
ARTICLE SIX             THE TRUST DEPOSITOR...............................................................37
      SECTION 6.01.     COVENANTS OF THE TRUST DEPOSITOR..................................................37
      SECTION 6.02.     LIABILITY OF TRUST DEPOSITOR; INDEMNITIES.........................................40
      SECTION 6.03.     MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, TRUST DEPOSITOR;
                        CERTAIN LIMITATIONS...............................................................41
      SECTION 6.04.     LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS.............................42
      SECTION 6.05.     TRUST DEPOSITOR NOT TO RESIGN.....................................................42
ARTICLE SEVEN           DISTRIBUTIONS; RESERVE FUND.......................................................43
      SECTION 7.01.     MONTHLY DISTRIBUTIONS.............................................................43
      SECTION 7.02.     FEES..............................................................................43
      SECTION 7.03.     ADVANCES; REALIZATION OF CARRYING CHARGE..........................................43
      SECTION 7.04.     INTEREST RESERVE ACCOUNT..........................................................44
      SECTION 7.05.     DISTRIBUTIONS.....................................................................44
      SECTION 7.06.     RESERVE FUND......................................................................47
      SECTION 7.07.     ESTABLISHMENT OF PRE-FUNDING ACCOUNT..............................................48
      SECTION 7.08.     REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES.............49
      SECTION 7.09.     REASSIGNMENT OF REPURCHASED CONTRACTS.............................................50
      SECTION 7.10.     SELLER'S REPURCHASE OPTION........................................................50
ARTICLE EIGHT           EVENTS OF TERMINATION; SERVICE TRANSFER...........................................50

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
      SECTION 8.01.     EVENTS OF TERMINATION.............................................................50
      SECTION 8.02.     WAIVER OF SERVICER DEFAULT........................................................51
      SECTION 8.03.     SERVICE TRANSFER..................................................................51
      SECTION 8.04.     SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER......................52
      SECTION 8.05.     NOTIFICATION TO SECURITYHOLDERS...................................................52
      SECTION 8.06.     EFFECT OF TRANSFER................................................................53
      SECTION 8.07.     DATABASE FILE.....................................................................53
      SECTION 8.08.     SUCCESSOR SERVICER INDEMNIFICATION................................................53
      SECTION 8.09.     RESPONSIBILITIES OF THE SUCCESSOR SERVICER........................................53
      SECTION 8.10.     LIMITATION OF LIABILITY OF SERVICER...............................................54
      SECTION 8.11.     MERGER OR CONSOLIDATION OF SERVICER...............................................54
      SECTION 8.12.     SERVICER NOT TO RESIGN............................................................55
      SECTION 8.13.     APPOINTMENT OF SUBSERVICER........................................................55
ARTICLE NINE            REPORTS...........................................................................55
      SECTION 9.01.     MONTHLY REPORTS...................................................................55
      SECTION 9.02.     OFFICER'S CERTIFICATE.............................................................55
      SECTION 9.03.     OTHER DATA........................................................................55
      SECTION 9.04.     ANNUAL REPORT OF ACCOUNTANTS......................................................55
      SECTION 9.05.     ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER......................................56
      SECTION 9.06.     MONTHLY REPORTS TO NOTEHOLDERS....................................................57
ARTICLE TEN             TERMINATION.......................................................................59
      SECTION 10.01.    SALE OF TRUST ASSETS..............................................................59
ARTICLE ELEVEN          MISCELLANEOUS.....................................................................59
      SECTION 11.01.    AMENDMENT.........................................................................59
      SECTION 11.02.    PROTECTION OF TITLE TO TRUST......................................................61
      SECTION 11.03.    GOVERNING LAW.....................................................................62
      SECTION 11.04.    NOTICES...........................................................................62
      SECTION 11.05.    SEVERABILITY OF PROVISIONS........................................................64
      SECTION 11.06.    ASSIGNMENT........................................................................64
      SECTION 11.07.    THIRD PARTY BENEFICIARIES.........................................................64
      SECTION 11.08.    COUNTERPARTS......................................................................65
      SECTION 11.09.    HEADINGS..........................................................................65
      SECTION 11.10.    NO BANKRUPTCY PETITION; DISCLAIMER AND SUBORDINATION..............................65
      SECTION 11.11.    LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE....................66

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
                                                   EXHIBITS
Exhibit A         Form of Assignment                                                             A-1
Exhibit B         Form of Closing Certificate of Trust Depositor                                 B-1
Exhibit C         Form of Closing Certificate of Seller/Servicer                                 C-1
Exhibit D         Form of Opinion of Counsel for Trust Depositor regarding
                  general corporate matters (including perfection opinion)                       D-1
Exhibit E         Form of Opinion of Counsel for Trust Depositor regarding
                  the "TRUE SALE" nature of the transaction                                      E-1
Exhibit F         Form of Opinion of Counsel for Trust Depositor regarding
                  non-consolidation                                                              F-1
Exhibit G         Form of Certificate Regarding Repurchased Contracts                            G-1
Exhibit H         List of Contracts                                                              H-1
Exhibit I         Form of Monthly Report to Noteholders and the Certificateholder                I-1
Exhibit J         Seller's Representations and Warranties                                        J-1
Exhibit K         Lockbox Bank and Lockbox Account                                               K-1
Exhibit L         Form of Contract Stamp                                                         L-1
Exhibit M         Form of Subsequent Transfer Agreement                                          M-1

         SALE AND SERVICING AGREEMENT, dated as of April 1, 2001, among Harley-Davidson Motorcycle Trust 2001-1 (together with its successors and assigns, the "ISSUER" or the "TRUST"), Harley-Davidson Customer Funding Corp. (together with its successor and assigns, the "TRUST DEPOSITOR"), BNY Midwest Trust Company (solely in its capacity as Indenture Trustee together with its successors and assigns, the "INDENTURE Trustee") and Harley-Davidson Credit Corp. (solely in its capacity as Servicer together with its successor and assigns, "HARLEY-DAVIDSON CREDIT" or the "SERVICER").

         WHEREAS the Issuer desires to purchase from the Trust Depositor an initial and subsequent pool of fixed-rate, simple interest motorcycle conditional sales contracts relating to Harley-Davidson motorcycles or, motorcycles manufactured by an affiliate of Harley-Davidson, Buell Motorcycle Company, (collectively, the "CONTRACTS") originated by Harley-Davidson Credit and subsequently sold by Harley-Davidson Credit to the Trust Depositor;

         WHEREAS the Trust Depositor is willing to sell, transfer and assign the Contracts to the Issuer pursuant to the terms hereof; and

         WHEREAS the Servicer is willing to service the Contracts pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ADDITION NOTICE" means, with respect to any transfer of Subsequent Contracts to the Issuer pursuant to Section 2.04 and the Trust Depositor's corresponding prior purchase of such Contracts from the Seller, a notice, which shall be given at least 10 days prior to the related Subsequent Transfer Date, identifying the aggregate Principal Balance of the Subsequent Contracts to be transferred.

         "ADVANCE" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date pursuant to Section 7.03.

         "AFFILIATE" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" or "CONTROLLED" have meanings correlative to the foregoing.

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

         "AGGREGATE PRINCIPAL BALANCE" will equal the sum of the Principal Balances of each outstanding Contract and the Pre-Funded Amount, if any. At the time of initial issuance of the Securities, the initial aggregate principal amount of the Securities will equal the initial Pool Balance plus the initial Pre-Funded Amount.

         "AGGREGATE PRINCIPAL BALANCE DECLINE" means, with respect to any Distribution Date, the amount by which the Aggregate Principal Balance as of the Distribution Date immediately preceding such Distribution Date (or as of the Cutoff Date in the case of the first Distribution Date) exceeds the Aggregate Principal Balance as of such Distribution Date.

         "AGREEMENT" means this Sale and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "AVAILABLE MONIES" means, with respect to any Distribution Date, the sum of the Available Interest and the Available Principal for such Distribution Date.

         "AVAILABLE INTEREST" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of interest on the Contracts, (ii) the interest component of all Net Liquidation Proceeds, (iii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Trust Depositor pursuant to Section 7.08, (iv) all Advances made by the Servicer pursuant to Section 7.03, (v) the interest component of all amounts paid by the Trust Depositor in connection with an optional repurchase of the Contracts pursuant to Section 7.10, (vi) all amounts received in respect of Carrying Charges transferred from the Interest Reserve Account pursuant to Section 7.03, and (vii) all amounts received in respect of interest, dividends, gains, income and earnings on investment of funds in the Trust Accounts as contemplated in Section 5.05(d).

         "AVAILABLE PRINCIPAL" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of principal on the Contracts, (ii) the principal component of all Net Liquidation Proceeds, (iii) the principal component of the aggregate of the Repurchase Prices for Contracts repurchased by the Trust Depositor pursuant to Section 7.08, and (iv) the principal component of all amounts paid by the Trust Depositor in connection with an optional repurchase of the Contracts pursuant to Section 7.10.

         "AVERAGE DELINQUENCY RATIO" means, for any Distribution Date, the arithmetic average of the Delinquency Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

         "AVERAGE LOSS RATIO" means, for any Distribution Date, the arithmetic average of the Loss Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

         "BASE PROSPECTUS" means the Prospectus dated November 15, 2000 relating to the Harley-Davidson Motorcycle Trusts.

         "BUELL" means Buell Motorcycle Company.

         "BUSINESS DAY" means any day other than a Saturday or a Sunday, or another day on which banking institutions in the city of Chicago, Illinois, Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

         "CALCULATION DAY" means the last day of each calendar month.

         "CARRYING CHARGES" means the sum of (i) the product of (x) the weighted average of the Class A-1 Rate, the Class A-2 Rate and the Class B Rate and (y) the undisbursed funds (excluding investment earnings) in the Pre-Funding Account (as of the last day of the related Due Period) and (ii) the Indenture Trustee Fee for the related Distribution Date, minus (iii) the amount of any investment earnings on funds in the Pre-Funding Account which was transferred to the Interest Reserve Account, as well as interest earnings on amounts in the Interest Reserve Account.

         "CERTIFICATE" means the Trust Certificate (as such term is defined in the Trust Agreement), representing 100% of the beneficial equity interest in the Trust and issued pursuant to the Trust Agreement.

         "CERTIFICATE REGISTER" shall have the meaning specified in the Trust Agreement.

         "CERTIFICATEHOLDER" shall have the meaning specified in the Trust Agreement.

         "CLASS" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "CLASS A NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the Class A Note Percentage of the Principal Distributable Amount for such Distribution Date.

         "CLASS A NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Class A Note Principal Distributable Amount with respect to the immediately preceding Distribution Date over the amount in respect of principal for the Class A Notes that is actually deposited in the Note Distribution Account on such preceding Distribution Date.

         "CLASS A NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class A Note Monthly Principal Distributable Amount with respect to such Distribution Date and the Class A Note Principal Carryover Shortfall as of the close of the immediately preceding Distribution Date; PROVIDED, HOWEVER, that the Class A Note Principal Distributable Amount shall not exceed the outstanding principal amount of the Class A Notes; and PROVIDED, FURTHER, that the Class A Note Principal Distributable Amount (i) on the Class A-1 Final Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account for payment on the Class A-1 Notes on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-1 Notes to zero, and
(ii) on the Class A-2 Final Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account for payment on the Class A-2 Notes on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-2 Notes to zero.

         "CLASS A NOTES" means, collectively, the Class A-1 Notes and the Class A-2 Notes.

         "CLASS A-1 FINAL DISTRIBUTION DATE" means the September 2005 Distribution Date.

         "CLASS A-1 NOTEHOLDER" means the Person in whose name a Class A-1
Note is registered in the Note Register, as such term is defined in the Indenture.

         "CLASS A-1 RATE" means 4.65% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "CLASS A NOTE PERCENTAGE" means, (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 95.00%; (ii) for the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, such percentage which represents the fraction of the Principal Distributable Amount necessary to reduce the principal amount of the Class A-2 Notes to zero; and (iii) for each Distribution Date thereafter, 0%.

         "CLASS A-2 FINAL DISTRIBUTION DATE" means the January 2009 Distribution Date.

         "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2
Note is registered in the Note Register.

         "CLASS A-2 RATE" means 5.27% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "CLASS B FINAL DISTRIBUTION DATE" means the January 2009
Distribution Date.

         "CLASS B NOTEHOLDER" means the Person in whose name a Class B Note is registered in the Note Register, as such term is defined in the Indenture.

         "CLASS B NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the Class B Note Percentage of the Principal Distributable Amount for such Distribution Date.

         "CLASS B NOTE PERCENTAGE" means, (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 5.00%; and (ii) for the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, that percentage that equals 100% minus the Class A Note Percentage for such Distribution Date; and (iii) 100% thereafter.

         "CLASS B NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Class B Note Principal Distributable Amount with respect to the immediately preceding Distribution Date over the amount in respect of principal for the Class B Notes that is actually deposited in the Note Distribution Account on such preceding Distribution Date.

         "CLASS B NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class B Note Monthly Principal Distributable Amount with respect to such Distribution Date and the Class B Note Principal Carryover Shortfall as of the close of the immediately preceding Distribution Date; PROVIDED, HOWEVER, that the Class B Note Principal Distributable Amount shall not exceed the outstanding principal amount of the Class B Notes; and PROVIDED, FURTHER, that the Class B Note Principal Distributable Amount on the Class B Final Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account for payment on the Class B Notes on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class B Notes to zero.

         "CLASS B RATE" means 5.29% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "CLEARING AGENCY" shall have the meaning specified in the Indenture.

         "CLOSING DATE" means April 26, 2001.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" shall have the meaning specified in the "granting clause" of the Indenture.

         "COLLECTION ACCOUNT" means a trust account as described in Section
5.05 maintained in the name of the Indenture Trustee and which shall be an Eligible Account.

         "COMPUTER DISK" means the computer disk generated by the Servicer which provides information relating to the Contracts and which was used by the Seller in selecting the Contracts sold to the Trust Depositor pursuant to the Transfer and Sale Agreement (and any Subsequent Purchase Agreement) by the Trust Depositor in selecting the Contracts sold to the Trust pursuant to this Agreement (and any Subsequent Transfer Agreement), and includes the master file and the history file as well as servicing information with respect to the Contracts.

         "CONTRACT ASSETS" has the meaning assigned in Section 2.01 (and 2.04, as applicable in the case of Subsequent Contracts) of the Transfer and Sale Agreement.

         "CONTRACT FILE" means, as to each Contract, (a) the original copy of the Contract, including the executed conditional sales contract or other evidence of the obligation of the

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Obligor, (b) the original title certificate to the Motorcycle and, where applicable, the certificate of lien recordation, or, if such title certificate has not yet been issued, an application for such title certificate, or other appropriate evidence of a security interest in the covered Motorcycle; (c) the assignments of the Contract; (d) the original copy of any agreement(s) modifying the Contract including, without limitation, any extension agreement(s) and (e) documents evidencing the existence of physical damage insurance covering such Motorcycle.

         "CONTRACT RATE" means, as to any Contract, the annual rate of interest specified in the Contract.

         "CONTRACTS" means the motorcycle conditional sales contracts described in the List of Contracts and constituting part of the Trust Corpus (as such list may be supplemented from time to time to reflect transfers of Subsequent Contracts), and includes, without limitation, all related security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date or, with respect to any Subsequent Contracts, any related Subsequent Cutoff Date, but excluding any rights to receive payments which are collected pursuant thereto prior to the Initial Cutoff Date, or with respect to any Subsequent Contracts, any related Subsequent Cutoff Date.

         "CORPORATE TRUST OFFICE" means the office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 11.04.

         "CRAM DOWN LOSS" means, with respect to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Principal Balance of such Contract the amount of such reduction (with a "CRAM DOWN LOSS" being deemed to have occurred on the date of issuance of such order).

         "CUMULATIVE LOSS RATIO" means, as of any Distribution Date, the fraction (expressed as a percentage) computed by the Servicer by dividing (i) the aggregate Net Liquidation Losses for all Contracts since the related Cutoff Date through the end of the related Due Period by (ii) the sum of (A) the Principal Balance of the Contracts as of the Cutoff Date plus (B) the Principal Balance of any Subsequent Contracts as of the related Subsequent Cutoff Date.

         "CUTOFF DATE" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date.

         "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or some portion of any payment under the Contract is 120 days or more delinquent, (ii) repossession (and expiration of any redemption period) of a Motorcycle securing a Contract or (iii) the Servicer has determined in good faith that an Obligor is not likely to resume payment under a Contract.

         "DELINQUENCY AMOUNT" means, as of any Distribution Date, the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the related Due Period (including

Contracts in respect of which the related Motorcycles have been repossessed and are still inventory).

         "DELINQUENT INTEREST" means, for each Contract and each Determination Date as to which the full payment due in the related Due Period has not been paid before the 30th day after the scheduled payment dated therefor (any such payment being "DELINQUENT" for purposes of this definition), all interest accrued on such Contract from the Due Date in the Due Period one month prior to the Due Period in which the payment is delinquent.

         "DELINQUENCY RATIO" means, for any Distribution Date, the fraction (expressed as a percentage) computed by dividing (a) the Delinquency Amount during the immediately preceding Due Period by (b) the Principal Balance of the Contracts as of the beginning of the related Due Period.

         "DELTA LOAN" means a loan made by the Seller pursuant to the program designated as the Delta Program.

         "DETERMINATION DATE" means the fourth Business Day following the conclusion of a Due Period during the term of this Agreement.

         "DISTRIBUTION DATE" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder being May 15, 2001.

         "DUE DATE" means, with respect to any Contract, the day of the month on which each scheduled payment of principal and interest is due on such Contract, exclusive of days of grace.

         "DUE PERIOD" means a calendar month during the term of this Agreement, and the Due Period related to a Determination Date or Distribution Date shall be the calendar month immediately preceding such date; PROVIDED, HOWEVER, that with respect to the Initial Determination Date or Initial Distribution Date, the Due Period shall be the period from the Initial Cutoff Date to and including April 30, 2001.

         "ELIGIBLE ACCOUNT" means a segregated direct deposit account maintained with the Indenture Trustee, acting in its fiduciary capacity, or a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's.

         "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from the Rating Agency in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from the Rating Agency in the highest investment category granted thereby;

                  (d) investments in money market funds having a rating from the Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in CLAUSE (b); and


                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in CLAUSE
         (b).

         "EVENT OF TERMINATION" means an event specified in Section 8.01.

         "EXCESS AMOUNTS" shall mean Available Monies after distributions made in accordance with Section 7.05.

         "FINAL DISTRIBUTION DATE" means the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date or the Class B Final Distribution Date, as the case may be.

         "FUNDING PERIOD" means the period beginning on the Closing Date and ending on the first to occur of (a) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Contracts to the Trust on such Distribution Date) is less than $150,000, (b) the date on which an Event of Termination occurs, (c) the date on which an Insolvency Event occurs with respect to the Trust Depositor and (d) the close of business on the date which is 90 days from and including the Closing Date.

         "HARLEY-DAVIDSON FINANCIAL" has the meaning assigned in Section 5.10 hereof.

         "HOLDER" means, with respect to a (i) Certificate, the Person in whose name such Certificate is registered in the Certificate Register and
(ii) Note, the Person in whose name such Note is registered in the Note
Register.

         "INDENTURE" means the Indenture, dated as of the date hereof, between the Issuer and the Indenture Trustee.

         "INDENTURE TRUSTEE" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "INDENTURE TRUSTEE FEE" means, with respect to any Distribution Date, one-twelfth of the product of .0025% and the sum of (i) the Principal Balance of the Contracts as of the beginning of the related Due Period and
(ii) the Pre-Funded Amount as of the beginning of such period; PROVIDED, HOWEVER, in no event shall such fee be less than $200.00 per month.

         "INDEPENDENT" when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Trust Depositor or the Servicer, (ii) is not a director, officer or employee of any Affiliate of the Issuer, the Trust Depositor or the Servicer, (iii) is not a person related to any officer or director of the Issuer, the Trust Depositor or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of Issuer, the Trust Depositor or the Servicer or any of their respective Affiliates, and (v) is not connected with the Issuer, the Trust Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "INITIAL CLASS A-1 NOTE BALANCE" means $221,000,000.

         "INITIAL CLASS A-2 NOTE BALANCE" means $126,700,000.

         "INITIAL CLASS B NOTE BALANCE" means $18,300,000.

         "INITIAL CONTRACTS" means those Contracts conveyed to the Trust on the Closing Date.

         "INITIAL CUTOFF DATE" means April 11, 2001.

         "INSOLVENCY EVENT" means, with respect to a specified Person, (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or
(iii) the
commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state, bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of corporate action by such Person in furtherance of any the foregoing.

         "INTEREST PERIOD" means, with respect to any Distribution Date, the period from and including the fifteenth day of the month of the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to but excluding the fifteenth day of the month of such Distribution Date.

         "INTEREST RATE" means the Class A-1 Rate, the Class A-2 Rate or the Class B Rate, as applicable.

         "INTEREST RESERVE ACCOUNT" means the account designated as the Interest Reserve Account in, and which is established and maintained pursuant to, Section 7.04 hereof.

         "INTEREST RESERVE AMOUNT" means, as of any date of determination, the amount on deposit in the Interest Reserve Account on such date, and as of the Closing Date shall be $584,254.66.

         "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts, other than the Pre-Funding Account, to be deposited into the Collection Account on such Distribution Date pursuant to
Section 5.05(b).

         "ISSUER" means the Harley-Davidson Motorcycle Trust 2001-1.

         "LATE PAYMENT PENALTY FEES" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

         "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

         "LIQUIDATED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) 90 days have elapsed following the date of repossession (and expiration of any redemption period) with respect to the Motorcycle securing such Contract, (ii) the receipt of proceeds by the Servicer from the sale of a repossessed Motorcycle securing a Contract, (iii) the Servicer has determined in good faith that all amounts expected to be recovered have been received with respect to such Contract, or
(iv) all or any portion of any payment is delinquent 150 days or more.

         "LIST OF CONTRACTS" means the list identifying each Contract constituting part of the Trust Corpus, which list shall consist of the initial List of Contracts reflecting the Initial Contracts transferred to the Trust on the Closing Date, together with any Subsequent List of Contracts reflecting the Subsequent Contracts transferred to the Trust on the related Subsequent Transfer Date, and which list (a) identifies each Contract and (b) sets forth as to each Contract (i) the Principal Balance as of the applicable Cutoff Date, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and (iv) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as EXHIBIT H.

         "LOCKBOX" means the Lockbox maintained by the Lockbox Bank identified on EXHIBIT K hereto.

         "LOCKBOX ACCOUNT" means the account maintained with the Lockbox Bank and identified on EXHIBIT K hereto.

         "LOCKBOX AGREEMENT" means the Fifth Amended and Restated Lockbox Administration Agreement dated as of November 1, 2000 by and among the Lockbox Bank, Servicer, the Trust Depositor, Harley-Davidson Customer Funding Corp., The Bank of New York (successor-in-interest to the corporate trust business of Harris Trust and Savings Bank) and Bank One, National Association, with respect to the Lockbox Account, unless such agreement shall be terminated in accordance with its terms, in which event "LOCKBOX AGREEMENT" shall mean such other agreement, in form and substance acceptable to the above-described parties.

         "LOCKBOX BANK" means the financial institution maintaining the Lockbox Account and identified on EXHIBIT K hereto or any successor thereto.

         "LOSS RATIO" means, for any Distribution Date, the fraction (expressed as a percentage) derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of the Due Period.

         "MANDATORY REDEMPTION" means the prepayment, in part, made to the Noteholders without premium made on the Distribution Date on or immediately following the last day of the Funding Period in the event that any amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Contracts, including any such purchase on such date.

         "MANDATORY REDEMPTION SUBACCOUNT" means the subaccount of the Note Distribution Account into which deposits from the Pre-Funding Account for any Mandatory Redemption are made.

         "MODIFIED REQUIRED HOLDERS" means (i) prior to the payment in full of the Class A Notes outstanding, Class A-1 Noteholders and/or Class A-2 Noteholders evidencing at least 66 2/3% of the aggregate outstanding principal balance of the Class A Notes and (ii) from and after the payment in full of the Class A Notes outstanding, Class B Noteholders evidencing at least 66 2/3% of the aggregate outstanding principal balance of the Class B Notes.

         "MONTHLY REPORT" shall have the meaning specified in Section 9.06.

         "MONTHLY SERVICING FEE" means, as to any Distribution Date, one-twelfth of the product of 1% and the Principal Balance of the Contracts as of the beginning of the related Due Period.

         "MOODY'S" means Moody's Investors Service, Inc. or any successor thereto.

         "MOTORCYCLE" means a motorcycle manufactured by Harley-Davidson, Inc. (or in certain limited instances Buell) securing a Contract.

         "NET LIQUIDATION LOSSES" means, as of any Distribution Date, with respect to all Liquidated Contracts on an aggregate basis, the amount, if any, by which (a) the outstanding Principal Balance of all Liquidated Contracts plus accrued and unpaid interest thereon at the Contract Rate to the date on which such Liquidated Contracts became Liquidated Contracts exceeds (b) the Net Liquidation Proceeds for such Liquidated Contracts.

         "NET LIQUIDATION PROCEEDS" means, as to any Liquidated Contract, the proceeds realized on the sale or other disposition of the related Motorcycle, including proceeds realized on the repurchase of such Motorcycle by the originating dealer for breach of warranties, and the proceeds of any insurance relating to such Motorcycle, after payment of all reasonable expenses incurred thereby, together, in all instances, with the expected or actual proceeds of any recourse rights relating to such Contract as well as any post-disposition proceeds or other amounts in respect of a Liquidated Contract received by the Servicer.

         "NOTE DEPOSITORY AGREEMENT" shall have the meaning specified in the Indenture.

         "NOTE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Note Principal Distributable Amount and the Note Interest Distributable Amount for such Distribution Date.

         "NOTE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to Section 5.05.

         "NOTE INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date and a Class of Notes, the excess, if any, of the sum of the
Note Interest Distributable Amount for such Class for the immediately preceding Distribution Date plus any outstanding Note Interest Carryover Shortfall for such Class on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus, interest on such excess to the extent permitted by applicable law, at the related Interest Rate for the related Interest Period.

         "NOTE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date and a Class of Notes, the sum of the Note Monthly Interest Distributable Amount and the Note Interest Carryover Shortfall for such Class of Notes with respect to such Distribution Date.

         "NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date for any Class of Notes, interest accrued from and including the fifteenth day of the month of the preceding calendar month to, but excluding, the fifteenth day of the calendar month in which such Distribution Date occurs (or in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the related Interest Rate for such Class of Notes on the outstanding principal amount of the Notes of such Class on the immediately preceding Distribution Date, after giving effect to all payments of principal to Noteholders of such Class on or prior to such preceding Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of such Class of Notes).

         "NOTE POOL FACTOR" means with the respect to any Class of Notes as of the close of business on any Distribution Date, a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original outstanding principal amount of such Class of Notes.

         "NOTE PRINCIPAL CARRYOVER SHORTFALL" means the Class A Note Principal Carryover Shortfall and the Class B Note Principal Carryover Shortfall.

         "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means the Class A Note Principal Distributable Amount and the Class B Note Principal Distributable Amount.

         "NOTE REGISTER" shall have the meaning specified in the Indenture.

         "NOTES" means the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, in each case as executed and authenticated in accordance with the Indenture.

         "OBLIGEE" means the Person to whom an Obligor is indebted under a Contract.

         "OBLIGOR" means a Motorcycle buyer or other person who owes payments under a Contract.

         "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered, including any certificate delivered under any of the Transaction Documents required to be executed by a Servicing Officer. In the case of an Officer's Certificate of the Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officer's Certificate shall be to an Officers' Certificate of the Servicer.

         "OPINION OF COUNSEL" means a written opinion of counsel (who may be counsel to the Trust Depositor or the Servicer) acceptable to the Indenture Trustee or the Owner Trustee, as the case may be.

         "OWNER TRUSTEE" means the Person acting, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "PAYING AGENT" means as described in Section 6.11 of the Indenture and Section 3.10 of the Trust Agreement.

         "PERSON" means any individual, corporation, estate, limited liability company, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "POOL BALANCE" means as of any date, the Principal Balance of Contracts as of the close of business on such date.

         "PRE-FUNDED AMOUNT" means as of any date, the amount on deposit in the Pre-Funding Account at the close of business on such date.

         "PRE-FUNDING ACCOUNT" means the account designated as the Pre-Funding Account in, and which is established and maintained pursuant to
Section 7.07.

         "PRINCIPAL BALANCE" means (a) with respect to any Contract as of any date, an amount equal to the unpaid principal balance of such Contract as of the opening of business on the Initial Cutoff Date or related Subsequent Cutoff Date, as applicable, reduced by the sum of (x) all payments received by the Servicer as of such date allocable to principal and (y) any Cram Down Loss in respect of such Contract; PROVIDED, HOWEVER, that (i) if (x) a Contract is repurchased by the Seller pursuant to Section 5.01 of the Transfer and Sale Agreement and Section 7.08 hereof because of a breach of representation or warranty, or if (y) the Trust Depositor gives notice of its intent to purchase the Contracts in connection with an optional termination of the Trust pursuant to Section 5.02 of the Transfer and Sale Agreement and
Section 7.10 hereof, in each case the Principal Balance of such Contract or Contracts shall be deemed as of the related Determination Date to be zero for the Due Period in which such event occurs and for each Due Period thereafter,
(ii) from and after the third Due Period succeeding the final Due Period in which the Obligor is required to make the final scheduled payment on a Contract, the Principal Balance, if any, of such Contract shall be deemed to be zero, and (iii) from and after the Due Period in which a Contract becomes a Liquidated Contract, the Principal Balance of such Contract shall be deemed to be zero; and (b) where the context requires, the aggregate of the Principal Balances described in clause (a) for all such Contracts.

         "PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the Aggregate Principal Balance Decline for such Distribution Date.

         "PROSPECTUS" means the Base Prospectus together with the Supplement.

         "QUALIFIED ELIGIBLE INVESTMENTS" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, which are held by the Indenture Trustee in the Pre-Funding Account, the Interest Reserve Account or the Reserve Fund and with respect to which
(a) the Indenture Trustee has noted its interest therein on its books and records, and (b) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Illinois, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under
Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession, or are under the control, of the Indenture Trustee, or
(ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer thereof in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Illinois) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its affiliates.

         "RATING AGENCY" means each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Notes; and if either Moody's or Standard & Poor's no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization selected by the Trust Depositor.

         "RECORD DATE" means, with respect to any Distribution Date, the close of business on the day immediately preceding such date.

         "REIMBURSEMENT AMOUNT" has the meaning assigned in Section 7.03 hereof.

         "REPURCHASE PRICE" means, with respect to a Contract to be repurchased hereunder as of the last day of any Due Period an amount equal to
(a) the Principal Balance of such Contract as of such day, plus (b) accrued and unpaid interest at the Contract Rate on such Contract through the end of such Due Period.

         "REQUIRED HOLDERS" means (i) prior to the payment in full of the Class A Notes outstanding, Class A-1 Noteholders and Class A-2 Noteholders evidencing more than 50% of the aggregate outstanding principal balance of the Class A Notes and (ii) from and after the payment in full of the Class A Notes outstanding, Class B Noteholders evidencing more than 50% of the aggregate outstanding principal balance of the Class B Notes.

         "RESERVE FUND" means the Reserve Fund established and maintained pursuant to Section 7.06 hereof.

         "RESERVE FUND INITIAL DEPOSIT" means $2,564,124.53.

         "RESERVE FUND DEPOSITS" means all moneys deposited in the Reserve Fund from time to time including, but not limited to, the Reserve Fund Initial Deposit as well as any monies deposited therein pursuant to Section 7.05(b), all investments and reinvestments thereof, earnings thereon, and proceeds of the foregoing, whether now or hereafter existing.

         "RESERVE FUND TRIGGER EVENT" means the occurrence with respect to any Distribution Date (i) the Average Delinquency Ratio for such Distribution Date is equal to or greater than (a) 2.50% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (b) 3.00% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date, or (c) 3.50% with respect to any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date or (d) 4.00% with respect to any Distribution Date occurring after the third anniversary of the Closing Date; (ii) the Average Loss Ratio for such Distribution Date is equal to or greater than (a) 3.00% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the second anniversary of the Closing Date or (b) 2.75% with respect to any Distribution Date which occurs following the second anniversary of the Closing Date; or (iii) the Cumulative Loss Ratio for such Distribution Date is equal to or greater than (a) 1.25% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (b) 1.75% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date, (c) 2.25% with respect to any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (d) 2.50% with respect to any Distribution Date occurring after the third anniversary of the Closing Date.

         A Reserve Fund Trigger Event shall be deemed to have terminated with respect to a Distribution Date if no Reserve Fund Trigger Event shall exist with respect to three consecutive Distribution Dates (inclusive of the respective Distribution Date).

         "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) and with respect to the Indenture Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

         "SECURITIES" means the Notes, or any of them.

         "SECURITYHOLDERS" means the Holders of the Notes.

         "SELLER" means Harley-Davidson Credit Corp., a Nevada corporation, or its successor, in its capacity as Seller of Contract Assets under the Transfer and Sale Agreement and any Subsequent Purchase Agreement.

         "SERVICER" means Harley-Davidson Credit Corp., a Nevada corporation, or its successor, until any Service Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to Article VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

         "SERVICE TRANSFER" has the meaning assigned in Section 8.02(a).

         "SERVICING FEE" means, on any Determination Date, the sum of (a) the Monthly Servicing Fee payable on the related Distribution Date, (b) Late Payment Penalty Fees received by the Servicer during the related Due Period, and (c) extension fees received by the Servicer during the related Due Period.

         "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

         "SHORTFALL" means, with respect to a Distribution Date, the excess (if any), of the sum of the amounts payable pursuant to clauses (v) through (viii) of Section 7.05 over Available Monies for such Distribution Date minus the amounts payable pursuant to clauses (i) through (iv) of Section 7.05 on such Distribution Date.

         "SOLVENT" means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "SPECIFIED RESERVE FUND BALANCE" means with respect to any Distribution Date will be an amount equal to the greater of:

                  (a) 2.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period; PROVIDED, HOWEVER, in the event a Reserve Fund Trigger Event occurs and is continuing for three consecutive Distribution Dates (inclusive of the respective Distribution Date), the Specified Reserve Fund Balance shall be equal to 6.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period; and

                  (b) 1.00% of the aggregate of the Initial Class A-1 Note Balance, Initial Class A-2 Note Balance and Initial Class B Note Balance;

PROVIDED, HOWEVER, in no event shall the Specified Reserve Fund Balance be greater than the aggregate outstanding principal balance of the Securities. As of any Distribution Date, the amount of funds actually on deposit in the Reserve Fund may, in certain circumstances, be less than the Specified Reserve Fund Balance

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, or any successor thereto.

         "SUBSEQUENT CONTRACTS" means all Contracts sold and transferred to the Trust pursuant to Section 2.04.

         "SUBSEQUENT CUTOFF DATE" means the date specified as such for Subsequent Contracts in the related Subsequent Transfer Agreement.

         "SUBSEQUENT LIST OF CONTRACTS" means a list, in the form of the initial List of Contracts delivered on the Closing Date, but listing each Subsequent Contract transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

         "SUBSEQUENT PURCHASE AGREEMENT" means, with respect to any Subsequent Contracts, the agreement between the Seller and the Trust Depositor pursuant to which the Seller will transfer the Subsequent Contracts to the Trust Depositor, the form of which is attached to the Transfer and Sale Agreement as EXHIBIT C.

         "SUBSEQUENT RESERVE FUND AMOUNT" means the amount on each Subsequent Transfer Date equal to 1.00% of the aggregate balance of the Subsequent Contracts conveyed to the Trust.

         "SUBSEQUENT TRANSFER AGREEMENT" means the agreement described in
Section 2.04(b) hereof.

         "SUBSEQUENT TRANSFER DATE" means any date during the Funding Period on which Subsequent Contracts are transferred to the Trust.

         "SUCCESSOR SERVICER" means a servicer described in Section 8.02(b).

         "SUPPLEMENT" means the Prospectus Supplement dated April 18, 2001.

         "TRANSACTION DOCUMENTS" means this Agreement, the Transfer and Sale Agreement, the Lockbox Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the Note Depository Agreement, any Subsequent Transfer Agreement and any Subsequent Purchase Agreement.

         "TRANSFER AND SALE AGREEMENT" means the Transfer and Sale Agreement dated as of the date hereof by and between the Seller and the Trust Depositor, as amended, supplemented or otherwise modified from time to time.

         "TRUST" means the trust created by the Trust Agreement, comprised of the Trust Corpus.

         "TRUST ACCOUNTS" means, collectively, the Collection Account, the Pre-Funding Account, the Note Distribution Account and the Reserve Fund, or any of them.

         "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), including the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

         "TRUST AGREEMENT" means the Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee.

         "TRUST CORPUS" has the meaning given to such term in Section 2.01(a) hereof (and in Section 2.04(a) hereof in respect of Subsequent Contracts and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements).

         "TRUST DEPOSITOR" has the meaning assigned such term in the preamble hereunder or any successor thereto.

         "TRUST ESTATE" shall have the meaning specified in the Trust Agreement.

         "TRUSTEES" means the Owner Trustee and the Indenture Trustee.

         "UCC" means the Uniform Commercial Code as enacted in Illinois or Nevada, as applicable.

         "UNCOLLECTIBLE ADVANCE" means with respect to any Determination Date and any Contract, the amount, if any, advanced by the Servicer pursuant to
Section 7.03 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer from insurance policies on the related
Motorcycle, the related Obligor or out of Net Liquidation Proceeds with respect to such Contract. The determination by the Servicer that it has made an Uncollectible Advance, or, that any Advance proposed to be made would be an Uncollectible Advance, shall be evidenced by an Officer's Certificate delivered to the Trustees.

         "UNDERWRITERS" means Salomon Smith Barney Inc. and First Union Securities, Inc.

         "UNITED STATES" means the United States of America.

         "VICE PRESIDENT" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "VICE PRESIDENT" who is a duly elected officer of such Person.

         "WTC" means Wilmington Trust Company, in its individual capacity.

         SECTION 1.02. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.03. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

         SECTION 1.04. CALCULATIONS. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

         SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.


                                   ARTICLE TWO

                  ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS

         SECTION 2.01. CLOSING. (a) On the Closing Date, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust by execution of an assignment substantially in the form of EXHIBIT A hereto, without recourse other than as expressly provided herein, (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date), (ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (and rights under a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Trust Depositor, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement, including but not limited to the Trust Depositor's rights under Article V thereof, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time (and any investments of such amounts), and (ix) all proceeds and products of the foregoing (the property in clauses (i)-(ix) above, being the "TRUST CORPUS"). Although the Trust Depositor and the Owner Trustee agree that such transfer is intended to be a sale of ownership of the Trust Corpus, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Trust a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

         SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, the Trust Depositor shall deliver or cause to be delivered the following documents to the Owner Trustee and the Indenture Trustee:

                  (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Trust Depositor, together with an assignment substantially in the form of EXHIBIT A hereto.

                  (b) A certificate of an officer of the Seller substantially in the form of EXHIBIT B to the Transfer and Sale Agreement and of an officer of the Trust Depositor substantially in the form of EXHIBIT B hereto.

                  (c) Opinions of counsel for the Seller and the Trust Depositor substantially in the form of EXHIBITS D, E and F hereto (and including as an addressee thereof each Rating Agency).

                  (d) A letter or letters from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Seller and the Underwriters and stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform.

                  (e) Copies of resolutions of the Board of Directors of each of the Seller/Servicer and the Trust Depositor or of the Executive Committee of the Board of Directors of each of the Seller/Servicer and the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Seller/Servicer and the Trust Depositor.

                  (f) Officially certified, recent evidence of due incorporation and good standing of each of the Seller and the Trust Depositor under the laws of Nevada.

                  (g) Evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by the Seller, as debtor, naming the Trust Depositor as secured party (and the Trust as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by the Trust Depositor, as debtor, naming the Trust as secured party and identifying the Trust Corpus as collateral; and evidence of proper filing with appropriate officers in Delaware of UCC financing statements executed by the Trust and naming the Indenture Trustee, as secured party and identifying the Collateral as collateral.

                  (h) An Officer's Certificate listing the Servicer's Servicing Officers.

                  (i) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts on or after the Initial Cutoff Date to the Closing Date, together with an Officer's Certificate from the Trust Depositor to the effect that such amount is correct.

                  (j) The Officer's Certificate of the Seller specified in
         Section 2.02(h) of the Transfer and Sale Agreement.

                  (k) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Owner Trustee.

                  (l)      A fully executed Transfer and Sale Agreement.

                  (m)      A fully executed Trust Agreement.

                  (n)      A fully executed Administration Agreement.

                  (o)      A fully executed Indenture.

         SECTION 2.03. CONVEYANCE OF SUBSEQUENT CONTRACTS. (a) Subject to the conditions set forth in paragraph (b) below, the Trust Depositor, shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Subsequent

Contracts listed on the Subsequent List of Contracts (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the related Subsequent Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to such Subsequent Cutoff Date), (ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (or a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle,
(iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Trust Depositor, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement related to such Contracts (to the extent not already conveyed under Section 2.01(a)), including but not limited to the Trust Depositor's related rights under
Article V thereof, as well as all rights, but not the obligations, of the Trust Depositor under the Subsequent Purchase Agreement related to such Contracts, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time related to such Contracts (to the extent not already conveyed under Section 2.01(a)) (and any investments of such amounts), and (ix) all proceeds and products of the foregoing (the property in clauses (i)-(ix) above, upon such transfer, becoming part of the "TRUST CORPUS"). Although the Trust Depositor and the Owner Trustee agree that such transfer is intended to be a sale of ownership, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus following such transfer shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Owner Trustee for the benefit of the Trust a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

         (b) The Trust Depositor shall transfer to the Trust the Subsequent Contracts and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) The Trust Depositor shall have provided the Owner Trustee, the Indenture Trustee, the Underwriters and the Rating Agencies with a timely Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Contracts;

                  (ii)  the Funding Period shall not have terminated;

                  (iii) the Trust Depositor shall have delivered to the Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of EXHIBIT M hereto (the "SUBSEQUENT TRANSFER AGREEMENT"), which shall include a Subsequent List of Contracts listing the Subsequent Contracts;

                  (iv) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all collections received with respect to the Subsequent Contracts on or after the related Subsequent Cutoff Date;

                  (v) as of each Subsequent Transfer Date, neither the Seller nor the Trust Depositor was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                  (vi) the applicable Subsequent Reserve Fund Amount for such Subsequent Transfer Date shall have been deposited by the Indenture Trustee from the Pre-Funding Account to the Reserve Fund;

                  (vii) each Rating Agency shall have notified the Trust Depositor, the Owner Trustee and the Indenture Trustee in writing that following such transfer the Class A-1 Notes and Class A-2 Notes will be rated in the highest rating category by such Rating Agency and the Class B Notes will be rated at least its rating as of the Closing Date by Standard & Poor's and Moody's;

                  (viii) such addition will not result in a material adverse tax consequence to the Trust or the Certificateholder as evidenced by an Opinion of Counsel to be delivered by the Trust Depositor to the Owner Trustee, Indenture Trustee, the Rating Agencies and the Underwriters;

                  (ix) the Trust Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b);

                  (x) the Trust Depositor shall have delivered to the Rating Agencies and the Underwriters one or more opinions of counsel with respect to the transfer of the Subsequent Contracts substantially in the form of the opinions of counsel delivered to such Persons on the Closing Date;

                  (xi) no selection procedures believed by the Trust Depositor to be adverse to the interests of the Noteholders shall have been utilized in selecting the Subsequent Contracts;

                  (xii) the Trust Depositor shall have delivered to the Rating Agencies evidence that (A) the weighted average annual percentage rate of the Contracts collectively, following the transfer of the Subsequent Contracts, is not less than 12.65% and (B) that the weighted average calculated remaining term to maturity of the Contracts collectively, following the transfer of the Subsequent Contracts, does not exceed 76 months;

                  (xiii) the Trust Depositor shall have delivered to the Rating Agencies, a report with respect to certain agreed-upon procedures relating to the Subsequent Contracts being transferred, confirming that procedures were performed substantially similar to such procedures as were performed in connection with the transfer of the Initial Contracts;

                  (xiv) each of the representations and warranties made by the Seller pursuant to Section 3.01 of the Transfer and Sale Agreement with respect to the Subsequent Receivables shall be true and correct as of the related Subsequent Transfer Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

                  (xv) the Seller shall, at its own expense, on or prior to the Subsequent Transfer Date indicate in its Computer Disk that the Subsequent Receivables identified on the Subsequent List of Contracts in the Subsequent Transfer Agreement have been sold to the Issuer pursuant to this Agreement and the Transfer and Sale Agreement; and

                  (xvi) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral.

         (c) The Trust Depositor covenants to transfer (at or prior to the end of the Funding Period) to the Trust pursuant thereto Subsequent Contracts with an aggregate Principal Balance equal to $109,587,546.61; PROVIDED, HOWEVER, that in complying with such covenant, the Trust Depositor agrees to make no more than one separate transfer of Subsequent Contracts per monthly period (as measured by the corresponding Distribution Dates). In the event that the Trust Depositor shall fail to deliver and sell to the Trust any or all of such Subsequent Receivables by the date on which the Funding Period ends and the Pre-Funded Amount is greater than $150,000 on such date, the Trust Depositor shall cause to be deposited into the Collection Account the amount then on deposit in the Pre-Funding Account; PROVIDED, HOWEVER, that the foregoing shall be the sole remedy of the Trust, the Owner Trustee, the Indenture Trustee or the Securityholders with respect to a failure of the Trust Depositor to comply with such covenant.

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

         The Seller under the Transfer and Sale Agreement has made, and upon execution of each Subsequent Purchase Agreement is deemed to remake, each of the representations and warranties set forth in EXHIBIT J hereto and has consented to the assignment by the Trust Depositor to the Issuer of the Trust Depositor's rights with respect thereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust. Pursuant to Section 2.01 of this Agreement, the Trust Depositor has sold, assigned, transferred and conveyed to the Issuer as part of the Trust Corpus its rights under the Transfer and Sale Agreement, including without limitation, the representations and warranties of the Seller therein as set forth in EXHIBIT J attached hereto, together with all rights of the Trust Depositor with respect to any breach thereof including any right to require the Seller to repurchase any Contract in accordance with the Transfer and Sale Agreement. It is understood and agreed that the representations and warranties set forth or referred to in this Section shall survive delivery of the Contract Files to the Owner Trustee or any custodian.

         The Trust Depositor hereby represents and warrants to the Trust and the Indenture Trustee that it has entered into the Transfer and Sale Agreement with the Seller, that the Seller has made the representations and warranties in the Transfer and Sale Agreement as set forth in EXHIBIT J hereto, that such representations and warranties run to and are for the benefit of the Trust Depositor, and that pursuant to Section 2.01 of this Agreement the Trust Depositor has transferred and assigned to the Trust all rights of the Trust Depositor to cause the Seller under the Transfer and Sale Agreement to repurchase Contracts in the event of a breach of such representations and warranties.

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR. By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Trust, the Indenture Trustee and the Noteholders that:

                  (a) ASSUMPTION OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in EXHIBIT J are true and correct.

                  (b) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

                  (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Corpus, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (d) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

                  (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any provision of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Trust Depositor or any of its properties or the Articles of Incorporation or Bylaws of the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                  (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Notes (1) which, if adversely determined, would in the opinion of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

                  (g) PLACE OF BUSINESS; NO CHANGES. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section 11.04 below. The Trust Depositor has not changed its name, whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

                  (h) SOLVENCY. The Trust Depositor, after giving effect to the conveyances made by it hereunder, is Solvent.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.

         SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Trust, the Indenture Trustee and the Noteholders that:

                  (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof other than such licenses the failure to obtain would not have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or on the ability of the Servicer to perform its obligations hereunder..

                  (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

                  (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any provisions of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Servicer or any of its properties or the Articles of

         Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than this Agreement.

                  (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, any other Transaction Document to which the Servicer is a party which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

                                  ARTICLE FOUR

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

         SECTION 4.01. CUSTODY OF CONTRACTS. (a) Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Trust as the owner thereof.

         (b) The Servicer agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Servicer in the State of Nevada as shall from time to time be identified to the Trustees by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures; PROVIDED, HOWEVER, that the Servicer will take all action necessary to maintain the perfection of the Trust's interest in the Contracts and the proceeds thereof. It is intended that by the Servicer's agreement pursuant to Section 4.01(a) above and this Section 4.01(b) the Trustees shall be deemed to have possession of the Contract Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

         (c) As custodian, the Servicer shall have the following powers and perform the following duties:

                  (i) hold the Contract Files on behalf of the Trust, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Owner Trustee and the Indenture Trustee annually that it continues to maintain possession of such Contract Files;

                  (ii) implement policies and procedures in writing and signed by a Servicing Officer with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes;

                  (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Trust;

                  (iv) at all times maintain the original of the fully executed Contract and store such original Contract in a fireproof vault;

                  (v) stamp each Contract on both the first and the signature page (if different) as of the Closing Date (or Subsequent Transfer Date, as the case may be) in the form attached hereto as EXHIBIT L;

                  (vi) within 30 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Owner Trustee and the Indenture Trustee certifying that as of a date no earlier than the Closing Date (or Subsequent Transfer Date, as the case may be) it has conducted an inventory of the Contract Files (which in the case of Subsequent Contracts, need be only of the Contract Files related to such Subsequent Contracts) and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any; and

                  (vii) within 185 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Owner Trustee listing each Contract with respect to which there did not exist as of 180 days of the Closing Date (or Subsequent Transfer Date, as the case may be) an original title certificate to the motorcycle and the certificate of lien recordation relating thereto.

         (d) In performing its duties under this Section 4.01, the Servicer agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts for the installment purchase of consumer goods owned and/or serviced by it, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of motorcycle conditional sales contracts. The Servicer shall promptly report to the Owner Trustee and the Indenture Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in Section 5.06. The Servicer agrees to indemnify the Noteholders, the Certificateholder, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Noteholders, the Certificateholder, the Owner Trustee and the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; PROVIDED, HOWEVER, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Noteholder, Certificateholder, the Owner

Trustee or the Indenture Trustee. The Trustees shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

         SECTION 4.02. FILING. On or prior to the Closing Date, the Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(g) hereof to be filed and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request to perfect and protect the Trust's first priority perfected interest in the Trust Corpus against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, neither the Seller nor the Trust Depositor shall change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee.

         (b) If any change in either the Seller's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Corpus and the proceeds thereof. In addition, neither the Seller nor the Trust Depositor shall change its place of business (within the meaning of Article 9 of the UCC) from the location specified in SECTION 11.04 unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Corpus. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an opinion of counsel reasonably acceptable to the Owner Trustee and the Indenture Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trust in the Trust Corpus and the Indenture Trustee in the Collateral have been filed, and reciting the details of such filing.

         SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Trust Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

         SECTION 4.05. COSTS AND EXPENSES. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trust's right, title and interest in and to the Contracts (including, without limitation, the security interest in the Motorcycles granted thereby).

                                  ARTICLE FIVE

                             SERVICING OF CONTRACTS

         SECTION 5.01. RESPONSIBILITY FOR CONTRACT ADMINISTRATION. The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Owner Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Service Transfer may be effected under Article VIII.

         SECTION 5.02. STANDARD OF CARE. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer, and, in any event no less degree of skill and care than would be exercised by a prudent servicer of motorcycle conditional sales contracts; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance of any Contract except that with respect to a Contract that has become a Defaulted Contract, the Servicer, consistent with its collection policies, may release or waive the right to collect the unpaid balance of such Defaulted Contract in an effort to maximize collections thereon.

         SECTION 5.03. RECORDS. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Contract.

         SECTION 5.04. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to
Article IX and compliance with the standards represented to exist as to each Contract in this Agreement.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by the Trustees.

         SECTION 5.05. TRUST ACCOUNTS. (a) On or before the Closing Date, the Trust Depositor shall establish the Collection Account, Note Distribution Account, Pre-Funding Account and Reserve Fund, each with and in the name of the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee is hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Account.

         (b) The Indenture Trustee shall deposit (or the Servicer shall deposit, with respect to payments by or on behalf of the Obligors received directly by the Servicer), without deposit into any intervening account, into the Collection Account as promptly as practical (but in any case not later than the second Business Day following the receipt thereof):

                  (i) With respect to principal and interest on the Contracts received on or after the Initial Cutoff Date or Subsequent Cutoff Date, as applicable (which for the purpose of this paragraph (b)(i) shall include those monies in the Lockbox Account allocable to principal and interest on the Contracts), all such amounts received by the Owner Trustee or Servicer;

                  (ii)  All Net Liquidation Proceeds related to the Contracts;

                  (iii) The aggregate of the Repurchase Prices for Contracts repurchased by the Trust Depositor as described in Section 7.08;

                  (iv) All Advances made by the Servicer pursuant to Section 7.03(a);

                  (v) All amounts paid by the Trust Depositor in connection with an optional repurchase of the Contracts described in Section 7.10;

                  (vi) All amounts realized in respect of Carrying Charges transferred from the Interest Reserve Account as contemplated in
         Section 7.03(b); and

                  (vii) All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts (except the Reserve Fund and the Pre-Funding Account) as contemplated herein.

         (c) The Indenture Trustee shall, if amounts remain on deposit in the Pre-Funding Account at the expiration of the Funding Period, make a demand, immediately upon expiration of the Funding Period, upon the Trust Depositor to cause to be deposited into the Collection Account the amount then in deposit in the Pre-Funding Account.

         (d) If the Servicer so directs, in writing, the Indenture Trustee shall invest the amounts in the Trust Accounts in Qualified Eligible Investments that are payable on demand or that mature not later than one Business Day prior to the next succeeding Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Indenture Trustee may purchase a Qualified Eligible Investment from itself or an Affiliate. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this
Section 5.05(d). All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Trust Accounts (other than the Reserve Fund and the Pre-Funding Account) shall be deposited in the Collection Account pursuant to Section 5.05(b) and distributed on the next Distribution Date pursuant to Section 7.05. The Trust Depositor and the Trust agree and acknowledge that the Indenture Trustee is to have "CONTROL" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of collateral comprised of "INVESTMENT PROPERTY" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement.

         (e) Notwithstanding anything to the contrary herein, the Servicer may remit payments on the Contracts and Net Liquidation Proceeds to the Collection Account in next-day funds or immediately available funds no later than 10:00 a.m., Central time, on the Business Day prior to the next succeeding Distribution Date, but only for so long as (i) the short-term debt security rating of the Servicer is at least "P-1" by Moody's and "A-1+" by Standard & Poor's or (ii) the long-term debt security rating of the Servicer is at least "A2" by Moody's and "A" by Standard & Poor's.

         (f) The Servicer shall apply collections received in respect of a Contract as follows:

                  (i) First, to accrued interest with respect to such Contract;

                  (ii) Second, to pay any expenses and unpaid late charges or extension fees (if any) due and owing under such Contract; and

                  (iii) Third, to principal to the extent due and owing under such Contract.

         (g) Any collections on a Contract remaining after application by the Servicer in accordance with the provisions of Section 5.05(e) shall constitute an excess payment (an "EXCESS PAYMENT"). Excess Payments constituting prepayments of principal shall be applied as a prepayment of the Principal Balance of such Contract. All other Excess Payments shall be permitted to be retained by the Servicer.

         (h) The Servicer will, from time to time as provided herein, be permitted to withdraw or request the withdrawal from the Collection Account any amount deposited therein that, based on the Servicer's good-faith determination, was deposited in error.

         SECTION 5.06. ENFORCEMENT. (a) The Servicer will, consistent with
Section 5.02, act with respect to the Contracts in such manner as will maximize the receipt of all payments called for under the terms of the Contracts. The Servicer shall use its best efforts to cause Obligors to make all payments on the Contracts directly to the Lockbox Account. The Servicer will act in a commercially reasonable manner with respect to the repossession and disposition of a Motorcycle following a default under the related Contract with a view to realizing proceeds at least equal to the Motorcycle's fair market value. If the Servicer determines that eventual payment in full of a Contract is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon that Contract, including repossessing and disposing of the related Motorcycle at a public or private sale or taking other action permitted by applicable law. The Servicer will be entitled to recover all reasonable out-of-pocket expenses incurred by it in liquidating a Contract and disposing of the related Motorcycle.

         (b) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trustees. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Owner Trustee (or the Indenture Trustee) on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems reasonably necessary to enforce the Contract, including bringing suit in its name or the names of the Noteholders under the Indenture and the Certificateholder as owner of the Trust.

         (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trust's behalf to reassign the Defaulted Contract or the related Motorcycle to the Person against whom recourse exists at the price set forth in the document creating the recourse; PROVIDED, HOWEVER, the Servicer in exercising recourse against any third persons as described in the immediately preceding sentence shall do so in such manner as to maximize the aggregate recovery with respect to the Contract; and PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing the Servicer in its capacity as such may exercise such recourse only if such Contract (i) was not required to be repurchased by the Seller pursuant to the Transfer and Sale Agreement or (ii) was required to be repurchased by the Seller and the Seller has defaulted on such repurchase obligation.

         (d) The Servicer will not permit any rescission or cancellation of any Contract due to the acts or omissions of the Trust Depositor.

         (e) The Servicer may grant to the Obligor on any Contract an extension of payments due under such Contract; PROVIDED that (i) the extension period is limited to 45 days, (ii) the Obligor has not received an extension during the previous twelve-month period, (iii) the evidence supports the Obligor's willingness and capability to resume monthly payments, (iv) such extension is consistent with the Servicer's customary servicing procedures and is consistent with Section 5.02, (v) such extension does not extend the maturity date of the Contract beyond the latest maturity date of any of the Contracts as of the Initial Cutoff Date (or, if a transfer of Subsequent Contracts to the Trust occurs, beyond the latest maturity date of such Subsequent Contracts) and (vi) the aggregate Principal Balances of Contracts which have had extensions granted does not exceed more than 3.00% of the aggregate of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance and the Initial Class B Note Balance.

         (f) The Servicer will not add to the outstanding Principal Balance of any Contract the premium of any physical damage or other individual insurance on a Motorcycle securing such

Contract it obtains on behalf of the Obligor under the terms of such Contract, but may create a separate Obligor obligation with respect to such premium if and as provided by the Contract.

         (g) If the Servicer shall have repossessed a Motorcycle on behalf of the Trust, the Servicer shall either (i) maintain at its expense physical damage insurance with respect to such Motorcycle, or (ii) indemnify the Trust against any damage to such Motorcycle prior to resale or other disposition. The Servicer shall not allow such repossessed Motorcycles to be used in an active trade or business, but rather shall dispose of the Motorcycle in a reasonable time in accordance with the Servicer's normal business practices.

         SECTION 5.07. TRUSTEES TO COOPERATE. Upon payment in full on any Contract, the Servicer will notify the Trustees and the Trust Depositor on the next succeeding Distribution Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.05 have been so deposited) and shall (if the Servicer is not then in possession of the Contracts and Contract Files) request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Trustees shall promptly release or cause to be released such Contract and Contract File to the Servicer. Upon receipt of such Contract and Contract File, each of the Trust Depositor and the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Motorcycle related thereto. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds. From time to time as appropriate for servicing and repossession in connection with any Contract, if the Servicer is not then in possession of the Contracts and Contract Files, the Indenture Trustee shall, upon written request of a Servicing Officer and delivery to the Indenture Trustee of a receipt signed by such Servicing Officer, cause the original Contract and the related Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem reasonably necessary to the prosecution of any such proceedings. Such receipt shall obligate the Servicer to return the original Contract and the related Contract File to the Indenture Trustee when the need by the Servicer has ceased unless the Contract shall be repurchased as described in Section 7.10. Upon request of a Servicing Officer, the Indenture Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in the enforcement of the Certificateholder's rights and remedies with respect to Contracts.

         SECTION 5.08. COSTS AND EXPENSES. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Motorcycles securing such Contracts when such Contracts are not repurchased pursuant to Section 7.08) and all other fees and expenses not expressly stated hereunder to be for the account of the Trust shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

         SECTION 5.09. MAINTENANCE OF SECURITY INTERESTS IN MOTORCYCLES. The Servicer shall take such steps as are necessary to maintain continuous perfection and the first priority of the security interest created by each Contract in the related Motorcycle. The Owner Trustee and the Indenture Trustee hereby authorize the Servicer to take such steps as are necessary to perfect such security interest and to maintain the first priority thereof in the event of a relocation of a Motorcycle or for any other reason.

         SECTION 5.10. SUCCESSOR SERVICER/LOCKBOX AGREEMENTS. The Servicer shall use its best efforts to cause Obligors to make all payments on the Contracts directly to one or more Lockbox Banks, acting as agent for the Trust pursuant to a Lockbox Agreement. In the event the Servicer shall for any reason no longer be acting as such, the Successor Servicer shall thereupon assume all of the rights and obligations of the outgoing servicer under the Lockbox Agreement; PROVIDED, HOWEVER, that the Successor Servicer shall not be liable for any acts or obligations of the Servicer prior to such succession. In such event, the Successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the Successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon the request of the Owner Trustee, but at the expense of the outgoing Servicer, deliver to the Successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the Successor Servicer.

         SECTION 5.11. SEPARATE ENTITY EXISTENCE. The Servicer agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, as applicable, each of the actions or activities specified in the "substantive consolidation" opinion of Winston & Strawn (or in any related Certificate of the Servicer) delivered on the Closing Date, upon which the conclusions expressed therein are based.

                                   ARTICLE Six

                               THE TRUST DEPOSITOR

         SECTION 6.01. COVENANTS OF THE TRUST DEPOSITOR.

                  (a) During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

                  (b) ARM'S LENGTH TRANSACTIONS. During the term of this Agreement, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

                  (c) NO OTHER BUSINESS. The Trust Depositor shall not engage in any business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Agreement and the other Transaction Documents and activities incidental thereto; PROVIDED, HOWEVER, that the Trust Depositor may purchase and sell (or grant Liens in respect of) contracts and/or other related assets similar to the Contracts to other Persons in securitization or other non-recourse financing transactions involving the Seller or any of its Affiliates (or with respect to the Contract Assets themselves, following a release and reconveyance thereof from the Trust), on terms and conditions (with respect to the liabilities imposed upon the Trust Depositor by virtue of such transactions, as well as in respect of agreements or restrictions concerning activities of the Trust Depositor and its relations or interactions with the Seller or the Servicer or other applicable Affiliate relevant to "bankruptcy remoteness" or "substantive consolidation" analysis), in each case substantially similar to such terms and conditions applicable to the Trust Depositor hereunder and under the other Transaction Documents.

                  (d) NO BORROWING. The Trust Depositor shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for (i) any Indebtedness except for any Indebtedness permitted by or arising under the Transaction Documents or (ii) obligations in connection with transactions described in the proviso of Section 6.01(c), as limited thereby. The proceeds of the Notes shall be used exclusively to fund the Trust Depositor's purchase of the Contracts and the other assets specified in this Agreement and to pay the transactional expenses of the Trust Depositor.

                  (e) GUARANTEES, LOANS ADVANCES AND OTHER LIABILITIES. Except as otherwise contemplated by the Transaction Documents or in connection with transactions described in Section 6.01(c), as limited thereby, the Trust Depositor shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

                  (f) CAPITAL EXPENDITURES. The Trust Depositor shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  (g) RESTRICTED PAYMENTS. Except as permitted or contemplated by the Transaction Documents, the Trust Depositor shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of an equity interest in the Trust Depositor, (ii) redeem, purchase, retire or otherwise acquire for value any such equity interest or (iii) set aside or otherwise segregate any amounts for any such purpose; it being understood that the Trust Depositor shall at all times have the right to distribute funds received pursuant to the Transaction Documents to its equity owner.

                  (h) SEPARATE ENTITY EXISTENCE. The Trust Depositor shall:

                           (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than authorized uses of the Trust Depositor.

                           (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iii) Ensure that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

                           (iv) To the extent that the Trust Depositor and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                           (v) Conduct its affairs strictly in accordance with its By-laws and Articles of Incorporation, and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special members' and directors' meetings appropriate to authorize all entity action, keeping separate and accurate records of such meetings and its actions, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                           (vi) Take or refrain from taking or engaging in, as applicable, each of the actions or activities specified in the "true sale" and "substantive consolidation" opinions of Winston & Strawn delivered on the Closing Date (or in any related certificate delivered in connection therewith), upon which the conclusions expressed therein are based.

         SECTION 6.02. LIABILITY OF TRUST DEPOSITOR; INDEMNITIES. The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

         The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, WTC, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Illinois personal property replacement privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

         The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, WTC, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

         The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, WTC and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee or WTC, as the case may be, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or WTC, as the case may be, or shall arise from the breach by the Owner Trustee or WTC, as the case may be, of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         The Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that Trust Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which Trust Depositor were a general partner; PROVIDED, HOWEVER, that Trust Depositor shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Trust Certificate or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which

Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of Trust Depositor under this paragraph shall be evidenced by the Trust Certificate described in the Trust Agreement.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation and shall survive the termination of the Trust and the resignation or removal of the Trustees. If the Trust Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Trust Depositor, without interest.

         Notwithstanding anything to the contrary herein, the obligations of the Trust Depositor under this Section are solely the corporate obligations of the Trust Depositor and shall be payable by it solely as provided in this Section. The Trust Depositor shall only be required to make such contributions required under this Section, (y) from funds available to it pursuant to, and in accordance with the payment priorities set forth in Section 7.05 and (z) only to the extent that it receives additional funds designated for such purposes or to the extent that it has additional funds available (other than funds described in the preceding clause (y)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of such entity incurred in accordance with its certificate of incorporation and all financing documents to which it is a party as they come due. In addition , no amount owing by the Trust Depositor hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against the Trust Depositor arising out of or based up on this Section against any stockholder, employee, officer, agent, director or authorized person of the Trust Depositor or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

         SECTION 6.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, TRUST DEPOSITOR; CERTAIN LIMITATIONS. Notwithstanding any other provision in this Section and any provision of law, the Trust Depositor shall not do any of the following:

                  (a) engage in any business or activity other than as set forth in its Articles of Incorporation;

                  (b) without the affirmative vote of a majority of the members of the Board of Directors of the Trust Depositor (which must include the affirmative vote of at least two duly appointed Independent directors) (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against it,
         (iii) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (v) make a general assignment for the benefit of creditors,
         (vi) admit in writing its inability to pay its debts generally as they become due, or (vii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vi) above; PROVIDED, HOWEVER, that no director may be required by any shareholder of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is solvent; or

                  (c) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity unless the Person formed by such consolidation or into which the Trust Depositor has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Trust Depositor as an entirety, can lawfully perform the obligations of the Trust Depositor hereunder and executes and delivers to the Owner Trustee and the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Trust Depositor under this Agreement; PROVIDED that the Trust Depositor shall provide notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency and shall receive from each Rating Agency a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then-current ratings of each Class of Notes.

         SECTION 6.04. LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.05. TRUST DEPOSITOR NOT TO RESIGN. Subject to the provisions of Section 6.03, the Trust Depositor shall not resign from the obligations and duties hereby imposed on it as Trust Depositor hereunder.

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

                                  ARTICLE SEVEN

                           DISTRIBUTIONS; RESERVE FUND

         SECTION 7.01. MONTHLY DISTRIBUTIONS. (a) Each Noteholder and Certificateholder as of the related Record Date shall be paid on the next succeeding Distribution Date by check mailed to such Noteholder or Certificateholder at the address for such Noteholder or Certificateholder appearing on the Note Register or Certificate Register or by wire transfer if such Noteholder or Certificateholder provides written instructions to the Indenture Trustee or the Owner Trustee, respectively, at least ten days prior to such Distribution Date.

         (b) The Indenture Trustee shall serve as the paying agent hereunder (the "PAYING AGENT") and shall make the payments to or on behalf of the Noteholders and the Certificateholder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Noteholders and the Certificateholder.

         SECTION 7.02. FEES. The Indenture Trustee shall be paid the Indenture Trustee Fee and the Servicer shall be paid the Monthly Servicing Fee, each of which shall be paid solely from the monies and in accordance with the priorities described in Section 7.05(a). No recourse may be had to the Seller, Trust Depositor, Trustees, Servicer, or any of their respective Affiliates in the event that amounts available under Section 7.05(a) are insufficient for payment of the Indenture Trustee's Fee and the Monthly Servicing Fee.

         SECTION 7.03. ADVANCES; REALIZATION OF CARRYING CHARGE. (a) On each Determination Date, the Servicer shall compute the amount of Delinquent Interest, if any, on the Contracts for the immediately preceding Due Period. Not later than each Determination Date, the Servicer shall advance (each, an "ADVANCE") an amount equal to the Delinquent Interest for such Determination Date by depositing such amount in the Collection Account; PROVIDED, HOWEVER, that the Servicer shall be obligated to advance Delinquent Interest only to the extent that the Servicer, in its sole discretion, expects that such advance will not become an Uncollectible Advance. The Servicer shall indicate on each Monthly Report (i) the amount of Delinquent Interest, if any, on the Contracts for the related Due Period and (ii) the amount of the Advance, if any, made by the Servicer in respect of the Delinquent Interest pursuant to this Section 7.03. If the amount of such Advance is less than the amount of the Delinquent Interest, the relevant Monthly Report shall be accompanied by a certificate of a Servicing Officer setting forth in reasonable detail the basis for the determination by the Servicer that the portion of the Delinquent Interest not advanced would become an Uncollectible Advance. By each Determination Date, the Servicer shall determine the amount of prior unreimbursed Advances for which it shall be entitled to be reimbursed pursuant to the provisions of this Section (such amount, the "REIMBURSEMENT AMOUNT"). The Servicer shall be entitled to be reimbursed for any outstanding Advance with respect to a Contract by means of a first priority withdrawal from the Collection Account of such Reimbursement Amount as provided in
Section 7.05(a)(ii).

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

         (b) The Servicer shall determine no later than 12:00 noon, New York City time, on the second Business Day prior to a Distribution Date the Carrying Charges in respect of the upcoming Distribution Date. To the extent of such amount, the Indenture Trustee shall transfer an amount equal to the Carrying Charges from the Interest Reserve Account (solely to the extent of the amount then on deposit) into the Collection Account as contemplated in Section 5.05(b)(vi) hereof.

         SECTION 7.04. INTEREST RESERVE ACCOUNT.

         (a) On or prior to the Closing Date, the Trust Depositor shall establish with and in the name of the Indenture Trustee on behalf of the Securityholders, an Eligible Account designated "HARLEY-DAVIDSON CUSTOMER FUNDING CORP. INTEREST RESERVE ACCOUNT - HARLEY DAVIDSON MOTORCYCLE TRUST 2001-1
- BNY MIDWEST TRUST COMPANY, AS INDENTURE TRUSTEE" (such account being the "Interest Reserve Account").

         (b) No withdrawals may be made of funds in the Interest Reserve Account except as provided in (c) below. Except as specifically provided, funds in the Interest Reserve Account shall not be commingled with funds in any other account established with respect to the Notes, the Certificate or with any other monies.

         (c) All investment earnings realized in respect of amounts in the Pre-Funding Account shall be deposited when and as received in the Interest Reserve Account, such that the Pre-Funded Amount shall never exceed the amount initially deposited into the Pre-Funding Account on the Closing Date. With respect to amounts on deposit in the Interest Reserve Account, the Indenture Trustee shall disburse from such funds the amount specified in respect of Carrying Charges in accordance with Section 7.03 herein. In the event that (i) the Funding Period has terminated, (ii) all amounts on deposit in the Pre-Funding Account have been disbursed, (iii) a Distribution Date has elapsed following the occurrence of both (i) and (ii), and (iv) all amounts referred to in clause (ii) have been applied, then any amounts remaining in the Interest Reserve Account shall be allocated and distributed to the Trust Depositor.

         SECTION 7.05. DISTRIBUTIONS; PRIORITIES.

         (a) Except as provided in Section 7.05(b) or (c), on each Distribution Date, the Indenture Trustee, at the Servicer's direction, will make the following allocations and distributions of Available Monies in the following order of priority:

                  (i) to the Mandatory Redemption Subaccount in the Note Distribution Account to the Noteholders, the amount of any Mandatory Redemption, PRO RATA (based on the outstanding principal amount of each Class of Notes), calculated on the then current principal balance of the Notes with the amounts derived from draws on the Pre-Funding Account (which amounts are available for payment of such Mandatory Redemptions and not for any other purpose); PROVIDED, HOWEVER, in the event the amount in the Mandatory Redemption subaccount is less than $150,000 such amount shall be distributed solely to the Class A-1 Noteholders;

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

                  (ii) to the Servicer, the Reimbursement Amount to the Servicer for Advances previously made;

                  (iii) to the Servicer, the Servicing Fee, including any unpaid Servicing Fee with respect to one or more prior Due Periods;

                  (iv) to the Indenture Trustee, any accrued and unpaid Indenture Trustee Fee with respect to one or more prior Due Periods;

                  (v) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Note Interest Distributable Amount with respect to such Distribution Date for each Class of Notes allocated in the following order of priority:

                           (1) to the Class A-1 Noteholders and to the Class A-2
                  Noteholders, the Note Interest Distributable Amount for each such Class of Notes; PROVIDED, HOWEVER, that if there are insufficient funds on deposit in the Note Distribution Account to pay the entire amount of the Note Interest Distributable Amount for each such Class of Notes, then the amount in the Note Distribution Account shall be applied to the Class A-1 Notes and the Class A-2 Notes PRO RATA on the basis of the
                  Note Interest Distributable Amount for each such Class of Notes; and

                           (2) to the Class B Noteholders, the Note Interest
                  Distributable Amount for such Class of Notes;

                  (vi) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Class A Note Principal Distributable Amount with respect to such Distribution Date, first, to the Class A-1 Notes until the Class A-1 Notes have been paid in full, and second, to the Class A-2 Notes until the Class A-2 Notes have been paid in full;

                  (vii) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Class B Note Principal Distributable Amount to the Class B Notes until the Class B Notes have been paid in full;

                  (viii) any Excess Amounts to the Reserve Fund up to the Specified Reserve Fund Balance; and

                  (ix) to the Holder of the Certificate.

         (b) If the Notes have been declared immediately due and payable as provided in Section 5.02 of the Indenture following the occurrence of an Event of Default under Section 5.01(iii) of the Indenture, then, until such time as the Notes have been paid in full, Available Monies shall be allocated and distributed in the following order of priority after payment of the amounts set forth in Section 7.05(a)(i), (ii), (iii) and (iv):

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

                  (i) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Note Interest Distributable Amount with respect to such Distribution Date for each Class of Notes allocated in the following order of priority:

                           (1) to the Class A-1 Noteholders and to the Class A-2
                  Noteholders, the Note Interest Distributable Amount for each such Class of Notes; PROVIDED, HOWEVER, that if there are insufficient funds on deposit in the Note Distribution Account to pay the entire amount of the Note Interest Distributable Amount for each such Class of Notes, then the amount in the Note Distribution Account shall be applied to the Class A-1 Notes and the Class A-2 Notes PRO RATA on the basis of the
                  Note Interest Distributable Amount for each such Class; and

                           (2) to the Class B Noteholders, the Note Interest
                  Distributable Amount for such Class of Notes;

                  (ii) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, all amounts remaining after distribution of interest to each Class of Notes shall be allocated in the following order of priority:

                           (1) to the Class A Notes, PRO RATA (based on
                  outstanding principal amount), until the outstanding principal balance of each Class of the Class A Notes has been reduced to zero; and

                           (2) to the Class B Notes, until the outstanding
                  principal balance of the Class B Notes has been reduced to zero; and

                  (iii) to the Holder of the Certificate.

         (c) If the Notes have been declared immediately due and payable as provided in Section 5.02 of the Indenture following the occurrence of an Event of Default under Section 5.01(i), (ii), (iv) or (v) of the Indenture, then, until such time as the Notes have been paid in full, Available Monies shall be allocated and distributed in the following order of priority after payment of amounts set forth in Section 7.05(a)(i), (ii), (iii) and (iv):

                  (i) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Note Interest Distributable Amount with respect to such Distribution Date for distribution to the Class A-1 Noteholders and to the Class A-2 Noteholders, as applicable; PROVIDED, HOWEVER, that if there are insufficient funds on deposit in the Note Distribution Account to pay the entire amount of the Note Interest Distributable Amount for each such Class of Notes, then the amount in the Note Distribution Account shall be applied to the Class A-1 Notes and the Class A-2 Notes PRO RATA (on the basis of the Note Interest Distributable Amount for each such Class);

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

                  (ii) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Class A Note Principal Distributable Amount for distribution to the Class A-1 Noteholders and the Class A-2 Noteholders in reduction of the outstanding principal amount of the Class A-1 Notes and Class A-2 Notes, as applicable, until the outstanding principal balance of the Class A-1 Notes and the Class A-2 Notes has been reduced to zero; provided, however, that if there are insufficient funds on deposit in the Note Distribution Account to reduce the outstanding principal balance of the Class A-1 Notes and the Class A-2 Notes to zero, the amount in the Note Distribution Account shall be applied to the payment of principal on the Class A-1 Notes and the Class A-2 Notes PRO RATA (based on outstanding principal amount);

                  (iii) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Note Interest Distributable Amount with respect to such Distribution Date for distribution to the Class B Noteholders;

                  (iv) to the Note Distribution Account, together with any amounts deposited therein pursuant to Section 7.06, the Class B Note Principal Distributable Amount with respect to such Distribution Date for distribution to the Class B Noteholders in reduction of the outstanding principal amount of the Class B Notes until the outstanding principal balance of the Class B Notes has been reduced to zero; and

                  (v) to the Holder of the Certificate.

         SECTION 7.06. RESERVE FUND.

         (a) On or prior to the Closing Date, the Indenture Trustee, on behalf of the Trust Depositor shall deposit the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the Securities.

         (b) The Indenture Trustee shall determine no later than 10:00 a.m., Chicago, Illinois time, on the Distribution Date (but after making, and taking into account, the determination, demand and transfer of funds contemplated in
Section 7.05 above) whether there exists a Shortfall with respect to the upcoming Distribution Date. In the event that the Indenture Trustee determines that there exists a Shortfall, the Indenture Trustee shall no later than 12:00 noon, Chicago, Illinois time, on such Distribution Date remit monies from the Reserve Fund in the following order of priority: first, to the Note Distribution Account; the amount of such Shortfall relating to the Note Interest Distributable Amount and second, to the Note Distribution Account, the amount of such Shortfall relating to the Note Principal Distributable Amount.

         (c) The Indenture Trustee shall at the written direction of the Servicer invest the funds in the Reserve Fund in Qualified Eligible Investments. Funds in the Reserve Fund shall be invested in investments that are payable on demand or mature on or before the Business Day prior to each Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds prior to maturity. Upon any such investment, the Indenture Trustee shall, consistent with the definition of Qualified Eligible Investment herein, make an appropriate notation of the security interest in such Qualified Eligible Investment on the Indenture Trustee's records, by book entry or otherwise.
All income and gain realized from any such investments as well as any interest earned on Reserve Fund Deposits shall be deposited and retained in the Reserve Fund (subject to Section 7.06(e)). Losses, if any, realized on amounts in the Reserve Fund invested pursuant to this paragraph shall first be credited against undistributed investment earnings on amounts in the Reserve Fund invested pursuant to this paragraph, and shall thereafter be deemed to reduce the amount on deposit in the Reserve Fund. Neither the Trust Depositor nor the Indenture Trustee shall be liable for the amount of any loss incurred in respect of any investment, or lack of investment, of funds held in the Reserve Fund. All income or loss on funds held in the Reserve
Fund shall be taxable to the Trust Depositor.

         (d) Any Excess Amounts will be applied to the Specified Reserve Fund Balance.

         (e) On each Distribution Date on which the amount on deposit in the Reserve Fund (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Fund Balance, the Indenture Trustee shall release its lien on any remaining amounts to the Trust Depositor.

         SECTION 7.07. ESTABLISHMENT OF PRE-FUNDING ACCOUNT.

         (a) On or prior to the Closing Date, the Trust Depositor shall establish with and in the name of the Indenture Trustee on behalf of the Securityholders, an Eligible Account designated "HARLEY-DAVIDSON CUSTOMER FUNDING CORP. PRE-FUNDING ACCOUNT - HARLEY DAVIDSON MOTORCYCLE TRUST 2001-1 - BNY MIDWEST TRUST COMPANY, AS INDENTURE TRUSTEE" (such account being the "Pre-Funding Account").

         (b) During the Funding Period, following receipt from the Trust Depositor of an Addition Notice, and upon further receipt of a written demand from the Trust Depositor for a disbursement of funds from the Pre-Funding Account to be made on or before the date on which the Funding Period terminates (which written demand must be delivered not later than one Business Day prior to the requested date of funding and must be accompanied by the written consent of the Indenture Trustee), the Indenture Trustee will disburse the amount demanded from the Pre-Funding Account to Harley-Davidson Credit upon the order of the Trust Depositor for the purpose of purchasing Subsequent Contracts from Harley-Davidson Credit pursuant to a Subsequent Purchase Agreement. With respect to amounts still remaining on deposit in the Pre-Funding Account on the date upon which the Funding Period ends (and provided a timely written demand for funding as described above has not been received requesting funding on such date) the Indenture Trustee shall immediately transfer all funds remaining in the Pre-Funding Account to the Note Distribution Account.

         (c) If (x) the Pre-Funded Amount has not been reduced to zero on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period) or (y) the Pre-Funded Amount has been reduced to $150,000 or less on any Determination Date, in either case after giving effect to any reductions in the Pre-Funded Amount on such Distribution Date or

Determination Date pursuant to paragraph (a) above, the Trust Depositor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account the Pre-Funded Amount and, in the case of (x), on such Distribution Date or, in the Determination Date (i) if the Pre-Funded Amount is less than $150,000, deposit the Pre-Funded Amount in the Note Distribution Account for payment as principal of the Class A-1 Notes up to the Outstanding Amount thereof and then for payment of principal of the Class A-2 Notes and Class B Notes and (ii) if the Pre-Funded Amount is equal to or greater than $150,000, deposit the Pre-Funded Amount in the Note Distribution Account for payment as principal of the Notes, pro rata, calculated on the then current principal balance of each Class of Notes.

         SECTION 7.08. REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES.

         Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Seller as set forth in EXHIBIT J hereto or as made in any Subsequent Purchase Agreement relating to Subsequent Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund), the party discovering the breach shall give prompt written notice to the other parties; PROVIDED, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Seller of any of such representations or warranties. The Seller, as provided in the Transfer and Sale Agreement and in accordance with this Section 7.08, shall repurchase a Contract at its Repurchase Price, two Business Days prior to the first Determination Date after the Seller becomes aware, or should have become aware, or receives written notice from the Trustee, the Servicer or the Trust Depositor of any breach of a representation or warranty of the Seller set forth in Article III of the Transfer and Sale Agreement that materially and adversely affects such Contract or the Trust's interest in such Contract and which breach has not been cured; PROVIDED, HOWEVER, that with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid Principal Balance which the Seller would otherwise be required to repurchase under the Transfer and Sale Agreement, the Seller may, in lieu of repurchasing such Contract, deposit in the Collection Account not later than one Business Day after such Determination Date cash in an amount sufficient to cure such deficiency or discrepancy; and PROVIDED FURTHER that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Seller may select Contracts (without adverse selection) to repurchase such that had such Contracts not been included as part of the Trust Corpus there would have been no breach of such representation or warranty; PROVIDED FURTHER that (a) the failure of a Contract File to be complete or of the original certificate of title and evidence of recordation of such certificate to be included in the Contract File as of 180 days after the Closing Date (or Subsequent Transfer Date, in the case of Subsequent Contracts) or (b) the failure to maintain perfection of the security interest in the Motorcycle securing a Contract in accordance with
Section 5.09, shall be deemed to be a breach materially and adversely affecting the Trust's interest in the Contract or in the related Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Seller under the Transfer and Sale Agreement and described in this Section 7.08 shall not terminate or be deemed released by any party hereto upon a Service

Transfer pursuant to Article VIII. The repurchase obligation described in this
Section 7.08 is in no way to be satisfied with monies in the Reserve Fund.

         SECTION 7.09. REASSIGNMENT OF REPURCHASED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the Repurchase Price as described in Section 7.08 or Section 7.10, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as EXHIBIT G, the Indenture Trustee shall release its lien on and the Trust shall assign to the Seller all of the Trust's right, title and interest in the repurchased Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustees.

         SECTION 7.10. SELLER'S REPURCHASE OPTION. As provided in the Transfer and Sale Agreement, on written notice to the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the Pool Balance is then less than 10% of the Aggregate Principal Balance as of the Closing Date, and provided a valuation letter is delivered as required in Section 5.02 of the Transfer and Sale Agreement, the Seller, through the Trust Depositor, may (but is not required to) repurchase on that Distribution Date all outstanding Contracts at a price equal to the aggregate unpaid principal balance of the Notes on the previous Distribution Date plus the aggregate of the Note Interest Distributable Amount for the current Distribution Date, the Reimbursement Amount (if any) as well as accrued and unpaid Monthly Servicing Fees and the Indenture Trustee Fee to the date of such repurchase. Such price shall be deposited in the Collection Account not later than one (1) Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's release of the Contracts and the Contract Files to the Seller.


                                  ARTICLE EIGHT

                     EVENTS OF TERMINATION; SERVICE TRANSFER

         SECTION 8.01. EVENTS OF TERMINATION. "Event of Termination" means the occurrence of any of the following:

         (a) Any failure by the Servicer or the Seller to make any payment or deposit required to be made hereunder or in the Transfer and Sale Agreement (or in any Subsequent Purchase Agreement or Subsequent Transfer Agreement) and the continuance of such failure for a period of four Business Days after the date on which such payment or deposit was due;

         (b) Failure on the Servicer's or the Seller's part to observe or perform in any material respect any covenant or agreement in this Agreement or in the Transfer and Sale Agreement (or in any Subsequent Purchase Agreement or Subsequent Transfer Agreement) (other than a covenant or agreement, the breach of which is specifically addressed elsewhere in this Section) which continues unremedied for 30 days after the date on which such failure commences;

         (c) Any assignment by the Servicer or the Seller of its duties or rights hereunder or under the Transfer and Sale Agreement (or under any Subsequent Purchase Agreement or Subsequent Transfer Agreement), except as specifically permitted hereunder or thereunder, or any attempt to make such an assignment;

         (d) An involuntary case under any applicable bankruptcy, insolvency or other similar law shall have been commenced in respect of the Servicer or Trust Depositor and shall not have been dismissed within 90 days, or a court having jurisdiction in the premises shall have entered a decree or order for relief in respect of either the Servicer or Trust Depositor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of either the Servicer or Trust Depositor, or for any substantial liquidation or winding up of their respective affairs;

         (e) The Servicer or Trust Depositor shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or Trust Depositor, as the case may be, or for any substantial part of their respective property, or shall have made any general assignment for the benefit of their respective creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

         (f) Any failure by the Servicer to deliver to the Trustees the Monthly Report pursuant to the terms of this Agreement which remains uncured for five Business Days after the date which such failure commences;

         (g) Any representation, warranty or statement of the Servicer made in this Agreement, in any Subsequent Transfer Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days after written notice thereof shall have been given to the Servicer or the Trust Depositor by the Indenture Trustee, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

         SECTION 8.02. WAIVER OF SERVICER DEFAULT. The Required Noteholders may, by written notice delivered to the parties hereto, waive any Servicer Default other than a Servicer Default described in Section 8.01(a).

         SECTION 8.03. SERVICE TRANSFER. (a) If an Event of Termination has occurred and is continuing and has not been waived pursuant to Section 8.02, (x) the Required Holders or (y) the Indenture Trustee may, by written notice delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions (such termination being herein called a "SERVICE TRANSFER").

         (b) Upon receipt of the notice required by Section 8.03(a) (or, if later, on a date designated therein), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in the Indenture Trustee (the "SUCCESSOR SERVICER") pursuant to and under this
Section 8.03; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Service Transfer, the Successor Servicer shall also be entitled to receive the Monthly Servicing Fee for performing the obligations of the Servicer.

         SECTION 8.04. SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER. On or after a Service Transfer pursuant to Section 8.03, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; PROVIDED, HOWEVER, that (i) the Successor Servicer will not assume any obligations of the Servicer described in
Section 8.08 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. Notwithstanding the above, if the Successor Servicer is legally unable or unwilling to act as Servicer, the Required Holders may appoint a successor servicer (other than the original Servicer or an Affiliate of the original Servicer) to act as Servicer. As compensation therefor, the successor servicer shall be entitled to receive reasonable compensation equal to the Monthly Servicing Fee. The Owner Trustee, Noteholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder.

         SECTION 8.05. NOTIFICATION TO SECURITYHOLDERS. (a) Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 11.04 hereof and to the Noteholders at their respective addresses appearing on the Note Register.

         (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 11.04 hereof, and to the Noteholders at their addresses appearing on the Note Register.

         SECTION 8.06. EFFECT OF TRANSFER. (a) After a Service Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

         (b) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Contracts.

         SECTION 8.07. DATABASE FILE. The Servicer will provide the Successor Servicer with a magnetic tape (in a format reasonably acceptable to the Indenture Trustee and the Servicer) containing the database file for each Contract (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Date, (iii) thereafter, as of the last day of the preceding Due Period on each Determination Date prior to a Servicer Termination Event and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Termination Event.

         SECTION 8.08. SUCCESSOR SERVICER INDEMNIFICATION. The Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section 3.02 hereof. The indemnification provided by this Section 8.07 shall survive the termination of this Agreement.

         SECTION 8.09. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

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

         The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable loan information.

         The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Contract.

         SECTION 8.10. LIMITATION OF LIABILITY OF SERVICER. (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee or the Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in its opinion may cause it to incur any expense or liability; PROVIDED, HOWEVER, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Transaction Documents and the rights and duties of the parties to the Transaction Documents and the interests of the Noteholders under the Indenture. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer and the Servicer will not be entitled to be reimbursed therefor.

         SECTION 8.11. MERGER OR CONSOLIDATION OF SERVICER. Any Person into which the Servicer may be merged or consolidated, or any corporation, or other entity resulting from any merger conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially all of the business of the Servicer (which Person assumes the

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

obligations of the Servicer), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall give prior written notice of any such merger or consolidation to which it is a party to the Issuer, the Owner Trustee, the Indenture Trustee and the Rating Agencies.

         SECTION 8.12. SERVICER NOT TO RESIGN. Subject to the provisions of
Section 8.03, Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee shall have assumed the responsibilities and rights of the predecessor Servicer in accordance with
Section 8.04.

         SECTION 8.13. APPOINTMENT OF SUBSERVICER. So long as Harley-Davidson Credit Corp. acts as the Servicer, the Servicer may at any time without notice or consent perform specific duties as servicer under this Agreement through other subcontractors; PROVIDED, HOWEVER, that, in each case, no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible with respect thereto.


                                  ARTICLE NINE

                                     REPORTS

         SECTION 9.01. MONTHLY REPORTS. No later than 10:00 a.m. Chicago, Illinois time two Business Days prior to each Distribution Date, the Servicer shall cause the Trustees and each Rating Agency to receive a Monthly Report.

         SECTION 9.02. OFFICER'S CERTIFICATE. Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of EXHIBIT C, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         SECTION 9.03. OTHER DATA. In addition, the Trust Depositor and the Servicer shall, upon the request of the Trustees, Moody's or Standard & Poor's, furnish the Trustees, Moody's or Standard & Poor's, as the case may be, such underlying data as may be reasonably requested.

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

         SECTION 9.04. ANNUAL REPORT OF ACCOUNTANTS.

         (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer, Harley-Davidson Financial or to the Trust Depositor, to deliver to the Trustees, the Underwriters and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 2002, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a statement (the "ACCOUNTANT'S REPORT") addressed to the Board of Directors of the Servicer and to the Trustees to the effect that such firm has audited the financial statements of Harley-Davidson Financial and issued its report thereon and that such audit:

                  (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances;

                  (2) included an examination of documents and records relating to the servicing of motorcycle conditional sales contracts under pooling and servicing agreements substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement);

                  (3) included an examination of the delinquency and loss statistics relating to Harley-Davidson Financial's portfolio of motorcycle conditional sales contracts; and

                  (4) except as described in the statement, disclosed no exceptions or errors in the records relating to motorcycle loans serviced for others that, in the firm's opinion, generally accepted auditing standards requires such firm to report.

The Accountant's Report shall further state that:

                  (1) a review in accordance with agreed upon procedures was made of one randomly selected Monthly Report; and

                  (2) except as disclosed in the Report, no exceptions or errors in the Monthly Report so examined were found.

         (b) The Accountant's Report shall also indicate that the firm is independent of Harley-Davidson Financial within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         (c) In the event the Independent Accountants require the Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee

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

shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         SECTION 9.05. ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. The Servicer will deliver to the Trustees, the Underwriters and each of the Rating Agencies, on or before January 31 of each year commencing January 31, 2002, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained (i) by any Noteholder by a request in writing to the Indenture Trustee and (ii) by any Certificateholder by a request in writing to the Owner Trustee.

         SECTION 9.06. MONTHLY REPORTS TO NOTEHOLDERS. (a) On or before two Business Days prior to each Distribution Date, the Servicer shall prepare and, concurrently with each distribution to Noteholders pursuant to Article VII, deliver to the Indenture Trustee, in its capacity as Note Registrar and Paying Agent, shall cause to be delivered and mailed to each Noteholder at the addresses appearing on the Note Register a statement as of the related Distribution Date substantially in the form of EXHIBIT I hereto (the "MONTHLY REPORT") setting forth:

                  (i)      the amount of Noteholder's principal distribution;

                  (ii)     the amount of Noteholder's interest distribution;

                  (iii) the amount of fees payable out of the Trust, separately identifying the Monthly Servicing Fee and the Indenture Trustee Fee;

                  (iv) the amount of any Note Interest Carryover Shortfall and Note Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                  (v) the Note Pool Factor for each Class of Notes, in each case of such Distribution Date;

                  (vi)     the amount of the distributions described in (i) or
         (ii) above payable pursuant to a claim on the Reserve Fund or from any other source not constituting Available Monies and the amount remaining in the Reserve Fund after giving effect to all deposits and withdrawals from the Reserve Fund on such date;

                  (vii) the amount of any Mandatory Redemption to be made on such Distribution Date;

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

                  (viii) for each Distribution Date during the Funding Period, the remaining Pre-Funded Amount;

                  (ix) for each Distribution Date during the Funding Period to and including the Distribution Date immediately following the end of the Funding Period, the Principal Balance and number of Subsequent Contracts conveyed to the Trust during the related Due Period;

                  (x) the remaining Principal Balance after giving effect to the distribution of principal (and Mandatory Redemption, if any) to each class of Notes to be made on such Distribution Date;

                  (xi) the number and aggregate principal balance of Contracts delinquent 31-59 days, 60-89 days and 90 or more days, computed as of the end of the related Due Period;

                  (xii) the number and aggregate principal balance of Contracts that became Liquidated Contracts during the immediately preceding Due Period, the amount of liquidation proceeds for such Due Period, the amount of liquidation expenses being deducted from liquidation proceeds for such Due Period, the Net Liquidation Proceeds and the Net Liquidation Losses for such Due Period;

                  (xiii) the Loss Ratio, Average Loss Ratio, Cumulative Loss Ratio, the Delinquency Ratio and the Average Delinquency Ratio as of such Distribution Date;

                  (xiv) the number of Contracts and the aggregate Principal Balance of such Contracts, as of the first day of the Due Period relating to such Distribution Date (after giving effect to payments received during such Due Period and to any transfers of Subsequent Contracts to the Trust occurring on or prior to such Distribution
         Date);

                  (xv) the aggregate Principal Balance and number of Contracts that were repurchased by the Seller pursuant to the Agreement with respect to the related Due Period, identifying such Contracts and the Repurchase Price for such Contracts;

                  (xvi) the amount otherwise distributable on the Class B Notes that has instead been distributed to one or more senior Classes of Notes on such Distribution Date;

                  (xvii) the amount of Advances made by the Servicer in respect of the related Contracts and the related Due Period and the amount of unreimbursed Advances in respect of the related Contracts determined by the Servicer to be Defaulted Contracts; and

                  (xviii) such other customary factual information as is available to the Servicer as the Servicer deems necessary and can reasonably obtain from its existing data base to enable the Noteholders and the Certificateholder to prepare their tax returns.

         (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the Servicer shall prepare and the Note Registrar shall mail to each

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

Noteholder of record at any time during such year a report as to the aggregate amounts reported pursuant to subsections (i), (ii), (iii) and (iv) of this Section, attributable to such Noteholder.

         (c) The Indenture Trustee shall send via first class mail a paper copy of the Monthly Report to (i) the initial Clearing Agency under the Note Depository Agreement or any qualified successor appointed pursuant to Section
2.11 of the Indenture and (ii) each Securityholder or party to this Agreement.


                                   ARTICLE TEN

                                   TERMINATION

         SECTION 10.01. SALE OF TRUST ASSETS.

         (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "INSOLVENCY PROCEEDS") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Distribution Date of Available Monies and funds on deposit in the Reserve Fund pursuant to Section 7.06) from the Insolvency Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Available Monies being allocated and distributed on such date pursuant to Section 7.06(b).

         (b) As described in Article Nine of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.


                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         SECTION 11.01. AMENDMENT.

         (a) This Agreement may be amended by the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Issuer, collectively, without the consent of any Securityholders, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any

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

other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, (ii) to add or provide any credit enhancement for any Class of Notes and (iii) to change any provision applicable for determining the Specified Reserve Fund Balance or the manner in which the Reserve Fund is funded; PROVIDED, HOWEVER that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder and provided, further, that in connection with any amendment pursuant to clause (iii) above, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee a letter from Standard & Poor's (so long as Standard & Poor's is a Rating Agency) and Moody's (so long as Moody's is a Rating Agency) to the effect that such amendment will not cause its then-current rating on any Class of Notes to be qualified, reduced or withdrawn.

         (b) This Agreement may also be amended from time to time by the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Issuer, with the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; PROVIDED, HOWEVER, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of (i)(a) collections of payments on the Contracts or distributions that shall be required to be made on any Note or any Interest Rate, (b) except as otherwise provided in Section 10.01(a), the Specified Reserve Fund Balance or the manner in which the Reserve Fund is funded or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes of the relevant Class then outstanding and the Certificate.

         (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Noteholder. It shall not be necessary for the consent of Noteholders pursuant to
Section 11.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

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         (f) Notwithstanding anything to the contrary in this Section 11.01, the
Trust Depositor or the Servicer, acting on behalf of the Trust Depositor, may request each Rating Agency to approve a formula for determining the Specified Reserve Fund Balance that is different from the formula or result determined from the current definition thereof contained herein so as to result in a decrease in the amount of the Specified Reserve Fund Balance or the manner by which such Reserve Fund is funded. If each Rating Agency delivers to the Indenture Trustee and Owner Trustee a written notice or letter stating that such action will not result in a reduction or withdrawal of the rating of any outstanding Class with respect to which a Rating Agency has previously issued a rating as a result or such action, then the Specified Reserve Fund Balance will be theretofore determined in accordance with such changed formula or manner of funding, and an amendment to this Agreement effecting such change may be executed without the consent of any Securityholder.

         SECTION 11.02. PROTECTION OF TITLE TO TRUST.

         (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Securityholders and the Indenture Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 4.02(a) seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Issuer, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller, the Trust Depositor and the Servicer shall give the Issuer, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice of any relocation of the principal executive office of Harley-Davidson Credit or the Trust Depositor and the Servicer (in the case of notice provided by the Servicer) if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

         (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

         (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or shall have become a Liquidated Contract.

         (f) If at any time the Trust Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive retail installment sales contracts to any prospective purchaser, lender or other transferee, the Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Owner Trustee and its agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Contract.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five Business Days, a list of all Contracts then held as part of the Trust Estate, together with a reconciliation of such list to the List of Contracts and to each of the Monthly Reports furnished before such request indicating removal of Contracts from the Trust.

         (i) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         SECTION 11.03. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

         SECTION 11.04. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                           (i)      If to the Servicer or Seller:

                                    Harley-Davidson Credit Corp.
                                    150 South Wacker Drive, Suite 3100
                                    Chicago, Illinois 60606
                                    Attention: Perry A. Glassgow

                                    Telecopier No.: (312) 368-4372

                           (ii)     If to the Trust Depositor:

                                    Harley-Davidson Customer Funding Corp.
                                    4150 Technology Way
                                    Carson City, Nevada 89706

                                    Telecopier No.: (702) 884-4469

                           (iii)    If to the Indenture Trustee:

                                    BNY Midwest Trust Company
                                    2 North LaSalle Street
                                    Suite 1020
                                    Chicago, Illinois 60602
                                    Attention:  Corporate Trust Administration

                                    Telecopier No.:  (312) 827-8562

                           (iv)     If to the Owner Trustee:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, Delaware 19890-0001
                                    Attention: Corporate Trust Administration

                                    Telecopier No.: (302) 651-8882


                           (v)      If to Moody's:

                                    Moody's Investors Service, Inc.
                                    99 Church Street
                                    New York, New York 10007
                                    Attention: ABS Monitoring Department

                                    Telecopier No.: (212) 553-1350

                           (vi)     If to Standard & Poor's:

                                    Standard & Poor's Ratings Services, a
                                        division of The McGraw Hill Companies

                                    55 Water Street
                                    New York, New York 10004

                                    Telecopier No.: (212) 438-2657

                           (vii)    If to the Underwriters:

                                    Salomon Smith Barney Inc.
                                    388 Greenwich Street
                                    New York, New York 10013
                                    Attention: General Counsel

                                    Telecopier No.: (212) 816-8591

                                    First Union Securities, Inc.
                                    One First Union Center, TW-6
                                    301 South College Street
                                    Charlotte, North Carolina  28288
                                    Attention:  Asset Securitization Division

                                    Telecopier No.: (704)  374-3254

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 11.05. SEVERABILITY OF PROVISIONS. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the Certificate or the rights of the Holders thereof.

         SECTION 11.06. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, as provided in Sections 6.03 and 8.02, this Agreement may not be assigned by the Trust

Depositor or the Servicer without the prior written consent of Holders of Notes aggregating not less than 66-2/3% of each Class.

         SECTION 11.07. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         SECTION 11.08. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

         SECTION 11.09. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.10. NO BANKRUPTCY PETITION; DISCLAIMER AND SUBORDINATION.
(a) Each of the Seller, the Indenture Trustee, the Servicer, the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 11.10 will survive the termination of this Agreement.

         (b) The Trust acknowledges and agrees that the Certificate represents a beneficial interest in the Trust and Trust Corpus only and the Securities do not represent an interest in any assets (other than the Trust Corpus) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent that the Trust Depositor enters into other securitization transactions, the Trust acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein) other than the Trust Assets conveyed or purported to be conveyed (whether by way of a sale, capital contribution or by the granting of a Lien) by the Trust Depositor to any Person other than the Trust (the "OTHER ASSETS").

         To the extent that notwithstanding the agreements contained in this Section, the Trust or any Securityholder, either (i) asserts an interest in or claim to, or benefit from any Other Assets, whether asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, or (ii) is deemed to have any interest, claim or benefit in or from any Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of Insolvency Laws or otherwise (including without limitation pursuant to Section 1111(b) of the federal Bankruptcy Code, as amended) and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then the Trust and each Securityholder by accepting a Note or Certificate further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor which, under the terms of the documents relating to the securitization of the Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution under applicable law, including Insolvency Laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor) including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Securityholder is deemed to have acknowledged and agreed that no adequate remedy at law exists for a breach of this Section
11.10 and that the terms and provisions of this Section 11.10 may be enforced by an action for specific performance.

         (c) The provisions of this Section 11.10 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

         SECTION 11.11. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by BNY Midwest Trust Company, not in its individual capacity but solely as Indenture Trustee, and in no event shall BNY Midwest Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  HARLEY-DAVIDSON MOTORCYCLE TRUST 2001-1

                                       By:     Wilmington Trust Company, not in
                                               its individual capacity but
                                               solely as Owner Trustee on behalf
                                               of the Trust

                                       By:   /s/ Patricia A. Evans
                                           -------------------------------------
                                             Printed Name: Patricia A. Evans
                                             Title: Senior Financial Services
                                                    Officer


                                  HARLEY-DAVIDSON CUSTOMER FUNDING CORP.,
                                  as Trust Depositor

                                       By:   /s/ Perry A. Glassgow
                                           ------------------------------------
                                             Printed Name: Perry A. Glassgow
                                             Title: Treasurer


                                  HARLEY-DAVIDSON CREDIT CORP., as Servicer


                                       By:   /s/ Perry A. Glassgow
                                           ------------------------------------
                                             Printed Name: Perry A. Glassgow
                                             Title: Treasurer

                                  BNY MIDWEST TRUST COMPANY, not in its
                                  individual capacity but solely as Indenture
                                  Trustee

                                       By:   /s/ Robert D. Foltz
                                           ------------------------------------
                                             Printed Name: Robert D. Foltz
                                             Title: Vice President




                Signature Page to Sale and Servicing Agreement

                                    EXHIBIT A

                              [Form of Assignment]

         In accordance with the Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of April 1, 2001 made by and between the undersigned, as Trust Depositor ("TRUST DEPOSITOR"), Harley-Davidson Credit Corp., as Servicer, BNY Midwest Trust Company, as Indenture Trustee and Harley-Davidson Motorcycle Trust 2001-1 (the "TRUST"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff
Date), (ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (and rights under a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Trust Depositor, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement, including but not limited to the Trust Depositor's rights under Article V thereof, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts (other than the Reserve Fund) from time to time (and any investments of such amounts), and (ix) all proceeds and products of the foregoing

         This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the Agreement and no others.

         Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this _____ day of April, 2001.

                                  HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

                                  By:__________________________________________
                                  Printed Name: Perry A. Glassgow
                                  Title: Treasurer

                                    EXHIBIT B

                [Form of Closing Certificate of Trust Depositor]

                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

                             PRESIDENT'S CERTIFICATE

         The undersigned certifies that she is President of Harley-Davidson Customer Funding Corp., a Nevada corporation (the "TRUST DEPOSITOR"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Trust Depositor in connection with the Sale and Servicing Agreement (the "AGREEMENT") dated as of April 1, 2001 (the "EFFECTIVE DATE") by and among the Trust Depositor, BNY Midwest Trust Company (the "INDENTURE TRUSTEE"), as Indenture Trustee, Harley-Davidson Credit Corp. ("HARLEY-DAVIDSON CREDIT"), as Servicer, and Harley-Davidson Motorcycle Trust 2001-1 ("ISSUER") (all capitalized terms used herein without definition have the respective meanings set forth in the Agreement), and further certifies as follows:

                  (1) Attached hereto as EXHIBIT I is a true and correct copy of the Articles of Incorporation of the Trust Depositor, together with all amendments thereto as in effect on the date hereof.

                  (2) There has been no other amendment or other document filed affecting the Articles of Incorporation of the Trust Depositor since May 12, 2000, and no such amendment has been authorized by the Board of Directors or shareholders of the Trust Depositor.

                  (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Nevada dated April ____, 2001 stating that the Trust Depositor is duly incorporated under the laws of the State of Nevada and is in good standing.

                  (4) Attached hereto as EXHIBIT III is a true and correct copy of the By-laws of the Trust Depositor, which are in full force and effect on the date hereof.

                  (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the Board of Directors of the Trust Depositor relating to the execution, delivery and performance of the Agreement; the Transfer and Sale Agreement dated as of the Effective Date between the Trust Depositor and Harley-Davidson Credit; the Trust Agreement dated as of the Effective Date between the Trust Depositor and the Wilmington Trust Company (the "Owner Trustee"), as Owner Trustee; the Administrative Agreement dated as of the Effective Date between the Trust Depositor, the Issuer, the Indenture Trustee, Harley-Davidson Credit, as Administrator; the Underwriting Agreement dated April ___, 2001 among the Trust Depositor, Harley-Davidson Credit and the Underwriters (collectively, the "PROGRAM

         AGREEMENTS"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

                  (6) No event with respect to the Trust Depositor has occurred and is continuing which would constitute an Event of Termination or an event that, with notice or the passage of time or both, would become an Event of Termination under the Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust Depositor, whether or not arising in the ordinary course of business since the respective dates as of which information is given in the Prospectus and except as set forth therein.

                  (7) All federal, state and local taxes of the Trust Depositor due and owing as of the date hereof have been paid.

                  (8) All representations and warranties of the Trust Depositor contained in the Program Agreements or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

                  (9) There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Trust Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Program Agreements; (b) seeking to prevent the consummation of any of the transactions contemplated by the Program Agreements; or (c) which is likely materially and adversely to affect the Trust Depositor's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

                  (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Trust Depositor for the Trust Depositor's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Certificate.

                  (11) The Trust Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Trust Depositor or its property is bound (other than the Program Agreements). Neither Harley-Davidson Credit's transfer and assignment of the Contract Assets to the Trust Depositor, the Trust Depositor's concurrent transfer and assignment of the Trust Corpus to the Trust, nor the concurrent pledge of the Collateral by the Trust to the Indenture Trustee nor the issuance and sale of the Certificate and the Notes, nor the execution and delivery of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which the Trust Depositor is a party or by which it is otherwise bound.

                  (12) In connection with the transfer of Contracts and related collateral contemplated in the Agreement, (a) the Trust Depositor has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Trust Depositor, and (b) the Trust Depositor has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date thereof insolvent (nor will become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

                  (13) Each of the agreements and conditions of the Trust Depositor to be performed on or before the Closing Date pursuant to the Program Agreements have been performed in all material respects.

                                   * * * *

         IN WITNESS WHEREOF, I have affixed my signature hereto this ___ day of April, 2001.

                                  By:_________________________________________
                                  Printed Name:  Donna F. Zarcone
                                  Title:         President

                                    EXHIBIT C

                [Form of Closing Certificate of Servicer/Seller]


                          HARLEY-DAVIDSON CREDIT CORP.

                             PRESIDENT'S CERTIFICATE

         The undersigned certifies that she is President of Harley-Davidson Credit Corp. ("HARLEY-DAVIDSON CREDIT"), and that as such is duly authorized to execute and deliver this certificate on behalf of Harley-Davidson Credit, as Servicer, in connection with the Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of April 1, 2001 (the "EFFECTIVE DATE") by and among Harley-Davidson Credit, as Servicer, Harley-Davidson Customer Funding Corp. ("CFC"), BNY Midwest Trust Company, as Indenture Trustee and Harley-Davidson Motorcycle Trust 2001-1 ("ISSUER"), in connection with the Transfer and Sale Agreement dated as of the Effective Date (the "TRANSFER AND SALE AGREEMENT") by and between Harley-Davidson Credit and CFC (all capitalized terms used herein without definition having the respective meanings set forth in the Sale and Servicing Agreement), and further certifies as follows:

                  (1) Attached hereto as EXHIBIT I is a true and correct copy of the Articles of Incorporation of Harley-Davidson Credit, together with all amendments thereto as in effect on the date hereof.

                  (2) There has been no other amendment or other document filed affecting the Articles of Incorporation of Harley-Davidson Credit since July 6, 1995, and no such amendment has been authorized by the Board of Directors or shareholders of Harley-Davidson Credit.

                  (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Nevada dated April ___, 2001 stating that Harley-Davidson Credit is duly incorporated under the laws of the State of Nevada and is in good standing.

                  (4) Attached hereto as EXHIBIT III is a true and correct copy of the By-laws of Harley-Davidson Credit which were in full force and effect on November 5, 1992 and at all times subsequent thereto.

                  (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of Harley-Davidson Credit and relating to the authorization, execution, delivery and performance of the Transfer and Sale Agreement; the Sale and Servicing Agreement; the Underwriting Agreement dated April ___, 2001 among Harley-Davidson Credit, CFC and the Underwriters (the "UNDERWRITING AGREEMENT"); and the Administration Agreement dated April 1, 2001 among Harley-Davidson Credit, CFC, the Issuer and BNY Midwest Trust Company, as Indenture Trustee (the "INDENTURE TRUSTEE") (the "ADMINISTRATION

         AGREEMENT"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

                  (6) No event with respect to Harley-Davidson Credit has occurred and is continuing which would constitute an Event of Termination or an event that, with notice or the passage of time, would constitute an Event of Termination under the Sale and Servicing Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of Harley-Davidson Credit, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Prospectus and except as set forth therein.

                  (7) All federal, state and local taxes of Harley-Davidson Credit due and owing as of the date hereof have been paid.

                  (8) All representations and warranties of Harley-Davidson Credit contained in the Transfer and Sale Agreement, the Sale and Servicing Agreement, the Underwriting Agreement and the Administration Agreement (collectively, the "PROGRAM AGREEMENTS") or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

                  (9) There is no action, investigation or proceeding pending or, to my knowledge, threatened against Harley-Davidson Credit before any court, administrative agency or other tribunal (a) asserting the invalidity of any Program Agreement to which Harley-Davidson Credit is a party; or (b) which is likely materially and adversely to affect Harley-Davidson Credit's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

                  (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Harley-Davidson Credit for Harley-Davidson Credit's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or the Certificate.

                  (11) SCHEDULE A hereto contains a complete list of all material agreements (other than the Transfer and Sale Agreement) or instruments evidencing or governing indebtedness for money borrowed to which Harley-Davidson Credit is a party or by which Harley-Davidson Credit or its property is bound. Neither Harley-Davidson Credit's transfer and assignment of the Contract Assets to CFC, CFC's concurrent transfer and assignment of the Trust Corpus to the Trust, nor the concurrent pledge by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or the Certificate or the entering into of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which Harley-Davidson Credit is a party or by which it is otherwise bound.

                  (12) In connection with the transfers of Contracts and related assets contemplated in the Transfer and Sale Agreement, (a) Harley-Davidson Credit has not made such transfer with actual intent to hinder, delay or defraud any creditor of Harley-Davidson Credit, and
         (b) Harley-Davidson Credit has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will Harley-Davidson Credit become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

                  (13) The sole shareholder of Harley-Davidson Credit is Harley-Davidson Financial Services, Inc., a Delaware corporation, which has its chief executive office and only office in Chicago, Illinois, and has no other offices in any other state.

                  (14) Each of the agreements and conditions of Harley-Davidson Credit to be performed or satisfied on or before the Closing Date under the Program Agreements has been performed or satisfied in all material respects.

                  (15) Each Contract being transferred pursuant to the Transfer and Sale Agreement is evidenced by a written agreement providing for a repayment obligation as well as a security interest in the related Motorcycle securing such obligation, and conforms as to these matters in all material respects with the form of written Contract provided as EXHIBIT A hereto (with such minor variations as to specific terms as may be required or deemed desirable in respect of the laws or requirements of particular states).

                  (16) Harley-Davidson Credit has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Transfer and Sale Agreement and in the agreements listed on SCHEDULE A hereto.

                                   * * * * * *

                  IN WITNESS WHEREOF, I have affixed my signature hereto this ___ day of April, 2001.

                                       By:_____________________________________
                                       Printed Name:  Donna F. Zarcone
                                       Title:         President

                                    EXHIBIT D

                 [Form of Opinion of Counsel for Trust Depositor
                       Regarding General Corporate Matters
                         (Including Perfection Opinion)]

                                    EXHIBIT E

                      [Form of Opinion of Counsel for Trust
                   Depositor Regarding the "TRUE SALE" Nature
                               of the Transaction]

                                    EXHIBIT F

                      [Form of Opinion of Counsel for Trust
                     Depositor Regarding Non-consolidation]

                                    EXHIBIT G

              [Form of Certificate Regarding Repurchased Contracts]

                          Harley-Davidson Credit Corp.

                   Certificate Regarding Repurchased Contracts

         The undersigned certifies that he is the Treasurer of Harley-Davidson Credit Corp., a Nevada corporation (the "SERVICER"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 7.08 of the Sale and Servicing Agreement (the "AGREEMENT") dated as of April 1, 2001 by and among Harley-Davidson Customer Funding Corp., as Trust Depositor, the Servicer, BNY Midwest Trust Company, as Indenture Trustee, and Harley-Davidson Motorcycle Trust 2001-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Contracts on the attached schedule are to be repurchased by the Seller on the date hereof pursuant to Section 7.08 of the Agreement and Section 5.01 of the Transfer and Sale Agreement.

         2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 7.08 of the Agreement, be assigned by the Trustee to the Seller.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of _____________.

                     Harley-Davidson Credit Corp.


                     By: ___________________________________
                              Printed Name: Perry A. Glassgow
                              Title: Treasurer

                                    EXHIBIT H

                               [List of Contracts]

                                    EXHIBIT I

        [Form of Monthly Report to Noteholders and the Certificateholder]

                     Harley-Davidson Motorcycle Trust 2001-1
     $ _____% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1 $ _____% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2 $ _____% Harley-Davidson Motorcycle Contract Backed Notes, Class B


                                 Monthly Report
                          For the [ ] Distribution Date

A.       Calculation of Available Monies

         1.       Available Principal (as defined in
                  Article I of the Sale and Servicing
                  Agreement)                                         $__________

         2.       Available Interest (as defined in
                  Article I of the Sale and
                  Servicing Agreement)                               $__________

         3.       Available Monies (1. plus 2.)                      $__________

B.       Calculation of Principal Distributable Amount
         (as defined in Article I of the Sale
         and Servicing Agreement)                                    $__________

C.       Calculation of Available Interest
        (as defined in Article I of the Sale
         and Servicing Agreement).                                   $__________

D.       Calculation of Note Monthly Principal Distributable
         Amount                                                      $__________

         1A. Class A Note Percentage for such Distribution Date

              (a)      for each Distribution Date to but
              excluding the Distribution Date on which the
              principal amount of the Class
              A-1 Notes is reduced to zero                           95.0%

              (b)      on the Distribution Date on which the
              principal amount of the Class A-1 Notes is reduced
              to zero, 95.0% until the principal amount of the
              Class A-2 Notes has been reduced to zero               95.0%

                                      I-1

              (c)      on the Distribution Date on which the
              principal amount of the Class A-2 Notes is reduced
              to zero, ____%                                         ______%

              (d)      after the principal amount of the Class A-2
              Notes have been reduced to zero                        0.00%

         1B. Class B Note Percentage for such Distribution Date

              (a)      for each Distribution Date to but excluding
              the Distribution Date on which the principal amount
              of the Class A-2 Notes is reduced to zero              5.0%

              (b)      on the Distribution Date on which
              the principal amount of the Class A-2 Notes
              is reduced to zero,___%                                ______%

              (c)      after the principal amount of
              the Class A-2 Notes have been reduced to zero          100.00%

         2.   Principal Distributable Amount (from B)                $_________

                                      I-2


         3.       Note Monthly Principal Distributable Amount for

                  (a)      Class A-1 Notes (D.1(a) multiplied by
                  D.2 until Principal Balance of Class A-1 Notes
                  Principal Balance is zero)                         $__________

                  (b)      Class A-2 Notes (D.1(b) multiplied by
                  D.2 until Class A-2 Notes Principal Balance is
                  zero)

                  (c)      Class B Notes (D.1(c) multiplied
                  by D.2 until Class B Notes Principal
                  Balance is zero)                                   $__________

                  (d)      Note Principal Carryover Shortfall        $__________

                  (e)      Mandatory Redemption Amounts (from
                  Pre-Funding Account as defined in Article
                  I of the Sale and Servicing Agreement)             $__________

                  (f)      Class A Note Monthly Principal
                  Distributable Amount (the sum of items
                  3(a), 3(b), 3(d) and 3(e))                         $__________

                  (g)      Class B Note Monthly Principal
                  Distributable Amount (the sum of
                  items 3(c), 3(d) and 3(e))                         $__________

                                      I-3


E.        Calculation of Note Monthly Interest Distributable Amount.

          1.      Class A-1 Interest Rate                            ______%

                                                                     ______%
          2.      Class A-2 Interest Rate

          3.      Class B Interest Rate                              ______%

          4.      One-twelfth of the Class A-1 Interest
                  Rate times the Class A-1 Note Balance
                  from and including the fifteenth day of the
                  month based on a 360-day year of 12 months
                  of 30 days each (or from and including the
                  Closing Date with respect to the first
                  Distribution Date) to but excluding the
                  fifteenth day of the month of the current
                  Distribution Date                                  $__________

          5.      One-twelfth of the Class A-2 Note Interest
                  Rate times the Class A-2 Note Balance from
                  and including the fifteenth day  of the month
                  based on a 360-day year of 12 months of 30 days
                  each (or from and including the Closing
                  Date with respect to the first Distribution
                  Date) to but excluding the fifteenth day
                  of the month of the current Distribution
                  Date                                               $__________

          6.      One-twelfth of the Class B Note Interest
                  Rate times the Class B Note Balance from
                  and including the fifteenth day of the
                  month based on a 360-day year of 12
                  months of 30 days each (or from and
                  including the Closing Date with respect
                  to the first Distribution Date) to but
                  excluding the fifteenth day of the month of
                  the current Distribution Date                      $__________

          7.      Interest Carryover Shortfall for such
                  Distribution Date                                  $__________

          8.      Note Monthly Interest Distributable
                  Amount (the sum of items 3, 4 and 5)               $__________

F.        Calculation of Note Distributable Amount
          (sum of D.3(e) plus E.6.)                                  $__________

J.        Fees

                                       I-4


          1.     The Monthly Servicing Fee for such
                 Distribution Date (1/12 of the product
                 of 1% and the Principal Balance of the
                 Contracts as of the beginning of the
                 related Due Period)                                 $__________

          2.     Late Payment Penalty Fees for such
                 Distribution Date                                   $__________

          3.     Extension Fees for such Distribution Date           $__________

          4.     Indenture Trustee Fee for such
                 Distribution Date excluding expense
                 component (1/12 of the product of .0025%
                 and the sum of (i) the Principal Balance
                 of the Contracts as of the beginning of
                 the related Due Period and (ii) the Pre-Funded
                 Amount as of the beginning of such Period;
                 provided, however, in no event shall such fee
                 be less than $200.00 per month)                     $__________

K.        CALCULATION OF THE AVAILABLE MONIES FOR SUCH
          DISTRIBUTION DATE

          1.     The amount of funds deposited into the
                 Collection Account pursuant to Section 5.05(b)
                 of the Sale and Servicing Agreement
                 with respect to the related Due Period              $__________

                  a.       All amounts received by the
                  Indenture Trustee or the Servicer
                  with respect to principal and interest
                  on the Contracts, as well as Late
                  Payment Penalty Fees and Extensions
                  Fees for the related Due Period                    $__________

                  b.       All Net Liquidation Proceeds              $__________

                  c.       The aggregate of the Repurchase
                  Prices for Contracts required to be
                  repurchased by the Seller as described in
                  Section 7.08 of the Sale and Servicing
                  Agreement                                          $__________

                  d.       All Advances made by Servicer
                  pursuant to Section 7.03(a) of the Sale and
                  Servicing Agreement                                $__________

                                      I-5

                  e.       All amounts paid by the Seller
                  in connection with an optional repurchase
                  of the Contracts described in Section
                  7.10 of the Sale and Servicing Agreement           $__________

                  f.       All amounts obtained from
                  the Indenture Trustee in respect of
                  Carrying Charges to be deposited
                  into the Collection Account for the upcoming
                  Distribution Date as contemplated
                  in Section 7.03(b) of the Sale and
                  Servicing Agreement                                $__________

                  g.       All amounts received in respect
                  of interest, dividends, gains, income
                  and earnings on investments
                  of funds in the Trust Accounts as
                  contemplated in Section 5.05(b)(viii) of
                  the Sale and Servicing Agreement                   $__________

                  h.       Total amount of funds deposited
                  into the Collection Account pursuant to
                  Section 5.05(b) (the sum of a. through g.)         $__________

          2.     The amount of funds permitted to be withdrawn
                 from the Collection Account pursuant to
                 clauses (ii) through (iv) of Section 7.05(a)
                 of the Sale and Servicing Agreement with
                 respect to the related Due Period                   $__________

                  a.       Amounts to be paid to the
                  Servicer as the Reimbursement Amount               $__________
                  in accordance with Section
                  7.03(a) of the Sale and Servicing Agreement        $__________

                  b.       Amounts to be paid to the Servicer
                  in respect to the Servicing Fee for
                  the related Due Period                             $__________

                  c.       Amounts to be paid to the
                  Indenture Trustee in respect of the
                  Indenture Trustee's Fee for the
                  related Due Period                                 $__________

                                      I-6

                  d.       Total amount of funds permitted
                  to be withdrawn from the Collection
                  Account pursuant to clauses (ii)
                  through (iv) Section 7.05(a) of the Sale and
                  Servicing Agreement with respect to the
                  related Due Period (sum of a. through d.)          $__________

          3.     The Available Monies (not including
                 amounts from Reserve Fund Account)
                 for such Distribution Date available to pay
                 Note Distributable Amounts and Certificate
                 Distributable Amounts (1(h) minus 2(e))             $__________

          4.     The Available Monies otherwise
                 distributable to the Certificateholders
                 that will be distributed to the
                 Noteholders on such Distribution Date               $__________

L.        The shortfall of Available Monies for such
          Distribution Date to pay either the Note
          Distributable Amount or the Certificate
          Distributable Amount (the Available Monies for such
          Distribution Date minus the sum of the Note
          Distributable Amount as set forth in F. and the
          Certificate Distributable Amount as set forth in I.)       $__________

M.        The amount to be withdrawn from the Reserve Fund on
          such Distribution Date to cover the Note Interest
          Distributable Amount                                       $__________

N.        The amount to be withdrawn from the Reserve Fund on
          such Distribution Date to cover the Certificate
          Interest Distributable Amount                              $__________

O.        The amount to be withdrawn from the Reserve Fund on
          such Distribution Date to cover the Note Principal
          Distributable Amount                                       $__________

P.        The amount to be withdrawn from the Reserve Fund on
          such Distribution Date to cover the Certificate
          Principal Distributable Amount                             $__________

Q.        Interest Earnings on the Reserve Fund.                     $__________

                                       I-7


R.        The amount on deposit in the Reserve Fund after giving
          effect to deposits and withdrawals therefrom on such
          Distribution Date                                          $__________

S.        The Specified Reserve Fund Amount for such
          Distribution Date will be an amount equal to the
          greater of (a) 2.00% of the Principal Balance of the
          Contracts in the Trust as of the last day of the
          immediately preceding Due Period; provided, however,
          in the event a Reserve Fund Trigger Event occurs with
          respect to a Distribution Date and has not terminated
          for three (3) consecutive Distribution Dates
          (inclusive) such amount shall be equal to 6.00% of the
          Principal Balance of the Contracts in the Trust as of
          the last day of the immediately preceding Due Period)
          and (b) 1.00% of the aggregate of the Initial Class A-1
          Note Balance, Initial Class A-2 Note Balance and Initial
          Class B Note Balance; provided, however, in no event
          shall the Specified Reserve Fund Balance be greater
          than the aggregate outstanding principal balance of the
          Securities.                                                $__________

T.        The Pool Factor

          1.        The Class A-1 Note Pool Factor immediately
                    before such Distribution Date                    ___________

          2.        The Class A-2 Note Pool Factor immediately
                    after such Distribution Date                     ___________

          3.        The Class B Note Pool Factor immediately
                    after such Distribution Date                     ___________

          4.        The Class A-1 Note Pool Factor immediately
                    before such Distribution Date                    ___________

          5.        The Class A-2 Note Pool Factor immediately
                    after such Distribution Date                     ___________

          6.        The Class B Note Pool Factor immediately
                    after such Distribution Date                     ___________

U.        Delinquent Contracts


                                       I-8



          1.        31-59 Days                                       #______        $____________
          2.        60-89 Days                                       #______        $____________
          3.        90 or More Days                                  #______        $____________

V.        Liquidated Contracts

          1.        Total Liquidated Contracts                       #______        $____________

          2.        Identity (attach)

          3.        Liquidation proceeds for the Due Period                         $____________

          4.        Liquidation expenses for the Due Period                         $____________

          5.        Net Liquidation Proceeds for the Due Period                     $____________

          6.        Net Liquidation Losses for the Due Period                       $____________

W.        Advances

          1.        Unreimbursed Advances prior to such Distribution Date           $____________

          2.        Amount paid to Servicer on such Distribution Date to
                    reimburse Servicer for such unreimbursed Advances               $____________

          3.        Amount of Delinquent Interest for such Distribution Date        $____________

          4.        Amount of new Advances on such Distribution Date (if
                    such amount is less than the amount of Delinquent
                    Interest, attach the certificate required by Section 7.03
                    of the Sale and Servicing Agreement)                            $____________

          5.        Total of unreimbursed Advances after new Advances on such
                    Distribution Date                                               $____________

X.        Repurchased Contracts

          1.        Number of Contracts to be repurchased by the Seller
                    pursuant to Section 7.08 of the Sale and Servicing
                    Agreement                                                       $____________

                                       I-9


          2.        Principal Amount of such Contracts                              $____________

          3.        Related Repurchase Price of such Contracts                      $____________

Y.        Contracts

          1.        Number of Contracts as of beginning of Due Period               $____________

          2.        Principal Balance of Contracts as of beginning of
                    Due Period                                                      $____________

          3.        The weighted average Contract Rate of the Contracts as
                    of the beginning of the Due Period                              $____________

          4.        The weighted average remaining term to maturity of the
                    Contracts as of the beginning of the Due Period                 $____________

          5.        Number of Contracts as of end of Due Period                     $____________

          6.        Principal Balance of Contracts as of end of Due Period          $____________

          7.        The weighted average Contract Rate of the Contracts as
                    of the end of the Due Period                                    $____________

          8.        The weighted average remaining term to maturity of the
                    Contracts as of the end of the Due Period                       $____________

          9.        Pre-Funded Amount as of beginning of Due Period                 $____________

          10.       Pre-Funded Amount as of end of Due Period                       $____________

Z.        Interest Reserve Account

          1.        Interest Reserve Amount as of previous Distribution Date        $____________

          2.        Carrying Charges (if any) to be paid on upcoming
                    Distribution Date                                               $____________

          3.        Interest Reserve Amount as of upcoming Distribution Date        $____________

                                      I-10


AA.       Ratios

          1.        Cumulative Loss Ratio

                    a.       The aggregate Net Liquidation Losses for all
                             Contracts since the Cutoff Date through the end of
                             the related Due Period                                 $_____________

                    b.       The sum of the Principal Balance of the Contracts as
                             of the Cutoff Date plus the Principal Balance of any
                             Subsequent Contracts as of the related Subsequent
                             Cutoff Date                                            $_____________

                    c.       The Cumulative Loss Ratio for such Distribution Date
                             (the quotient of a. divided by b., expressed as a
                             percentage)                                            $_____________

          2.        Average Delinquency Ratio for such Distribution Date

                    (a)      The Delinquency Amount (the Principal Balance of all
                             Contracts that were delinquent 60 days or more as of
                             the end of the Due Period)                             $_____________

                    (b)      The Delinquency Ratio (the fraction (expressed as a
                             percentage) computed by dividing (a) the
                             Delinquency Amount during the immediately preceding
                             Due Period by (b) the Principal Balance of the
                             Contracts as of the beginning of the related Due
                             Period) for such Distribution Date                     _____%

                    (c)      The Delinquency Ratio for the prior Distribution Date  _____%

                    (d)      The Delinquency Ratio for the second prior
                             Distribution Date                                      _____%

                    (e)      The Average Delinquency Ratio (the arithmetic average
                             of a. through c.)                                      _____%

                                      I-11


          3.        Average Loss Ratio for such Distribution Date

                    (a)      Net Liquidation Losses                                 $_____________

                    (b)      The Loss Ratio for (the fraction (expressed as a
                             percentage) derived by dividing (x) Net Liquidation
                             Losses for all Contracts that became Liquidated
                             Contracts during the immediately preceding Due
                             Period multiplied by twelve by (y) the outstanding
                             Principal Balances of all Contracts as of the
                             beginning of the Due Period) such Distribution Date    _____%

                    (c)      The Loss Ratio for the prior Distribution Date         _____%

                    (d)      The Loss Ratio for the second prior Distribution Date  _____%

                    (e)      The Average Loss Ratio (the arithmetic average of a.
                             through c.)                                            _____%

          4.        Computation of Specified Reserve Fund Balance

                    Reserve Fund Trigger Events

                                       I-12


                    (1)      Average Delinquency Ratio (if (a) (i) Average
                             Delinquency Ratio 2.50% with respect to any
                             Distribution Date which occurs within the period from
                             the Closing Date to, and inclusive of, the first
                             anniversary of the Closing Date, (ii) 3.00% with
                             respect to any Distribution Date which occurs within
                             the period from the day after the first anniversary
                             of the Closing Date to, and inclusive of, the second
                             anniversary of the Closing Date or (iii) 3.50% for
                             any Distribution Date which occurs within the period
                             from the day after the second anniversary of the
                             Closing Date to, and inclusive of, the third
                             anniversary of the Closing Date or (iv) 4.00% for any
                             Distribution Date following the third anniversary of
                             the Closing Date, then a Reserve Fund Trigger Event
                             has occurred)                                          ____%

                    (2)      Average Loss Ratio (if Average Loss Ratio is equal to
                             or greater than (i) 3.00% with respect to any
                             Distribution Date which occurs within the period from
                             the Closing Date to, and inclusive of, the second
                             anniversary of the Closing Date or (ii) 2.75% with
                             respect to any Distribution Date which occurs
                             following the second anniversary of the Closing Date,
                             then a Reserve Fund Trigger Event has occurred)        _____%

                                       I-13


                    (3)      Cumulative Loss Ratio (if Cumulative Loss Ratio is
                             equal to or greater than (i) 1.25% with respect to
                             any Distribution Date which occurs within the period
                             from the Closing Date to, and inclusive of, the first
                             anniversary of the Closing Date, (ii) 1.75% with
                             respect to any Distribution Date which occurs within
                             the period from the day after the first anniversary
                             of the Closing Date to, and inclusive of, the second
                             anniversary of the Closing Date, (iii) 2.25% for any
                             Distribution Date while occurs within the period from
                             the day after the second anniversary of the Closing
                             Date to, and inclusive of the third anniversary of
                             the Closing Date, or (iv) 2.50% following the third
                             anniversary of the Closing Date, then a Reserve Fund
                             Trigger Event has occurred)                            _____%

                                    EXHIBIT J

                    [Seller's Representations and Warranties]

         (1) REPRESENTATIONS AND WARRANTIES REGARDING SELLER. Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

                  (a) ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of Seller or Trust Depositor. Seller is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms of the Sale and Servicing Agreement.

                  (b) AUTHORIZATION; BINDING OBLIGATION. Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Seller is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Seller is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party. This Agreement and the other Transaction Documents to which the Seller is a party constitute the legal, valid and binding obligation of Seller enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) NO CONSENT REQUIRED. Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Seller is a party.

                  (d) NO VIOLATIONS. Seller's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Seller is a party or by which Seller or any of Seller's properties may be bound.

                  (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of Seller threatened, against Seller or any of its properties or with respect to this Agreement or any other Transaction Document to which the Seller is a party which, if adversely determined, would in the opinion of Seller have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller or the transactions contemplated by this Agreement or any other Transaction Document to which the Seller is a party.

                  (f) PLACE OF BUSINESS; NO CHANGES. Seller's sole place of business (within the meaning of Article 9 of the UCC) is as follows:

                               Harley-Davidson Credit Corp.
                               4150 Technology Way
                               Carson City, Nevada 89706

         Seller has not changed its name whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business (except within Carson City, Nevada), within the four months preceding the Closing Date.

                  (g) Approximately 5.0% of the aggregate principal balance of contracts financed from time to time by the Seller are secured by motorcycles manufactured by Buell.

                  (h) SOLVENCY. The Seller, after giving effect to the conveyances made by it hereunder, is Solvent.

         (2) REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT. Seller represents and warrants as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

                  (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (or Subsequent List of Contracts, in the case of Subsequent Contracts) is true, complete and correct in all material respects as of the Initial Cutoff Date or applicable Subsequent Cutoff Date, as the case may be.

                  (b) PAYMENTS. As of the Initial Cutoff Date or applicable Subsequent Cutoff Date, as the case may be, the most recent scheduled payment with respect to any Contract either had been made or was not delinquent for more than 30 days. To the best of Seller's knowledge, all payments made on each Contract were made by the respective Obligor.

                  (c) NO WAIVERS. As of the Closing Date (or the applicable Subsequent Transfer Date, in the case of Subsequent Contracts), the terms of the Contracts have not been waived, altered or modified in any respect, except by instruments or documents included in the related Contract File.

                  (d) BINDING OBLIGATION. Each Contract is a legal, valid and binding payment obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                  (e) NO DEFENSES. No Contract is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of such Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

                  (f) INSURANCE. As of the origination date of each Contract (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), the related Motorcycle securing each Contract is covered by physical damage insurance (i) in an amount not less than the value of the Motorcycle at the time of origination of the Contract, (ii) naming Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks covered by comprehensive coverage, and all premiums due on such insurance have been paid in full from the date of the Contract's origination.

                  (g) ORIGINATION. Each Contract was originated by a Harley-Davidson motorcycle dealer in the regular course of its business which dealer had all necessary licenses and permits to originate the Contracts in the state where such dealer was located, was fully and properly executed by the parties thereto, and has been purchased by Seller in the regular course of its business. Each Contract was sold by such motorcycle dealer to the Seller without any fraud or misrepresentation on the part of such motorcycle dealer.

                  (h) LAWFUL ASSIGNMENT. No Contract was originated in or is subject to the laws of any jurisdiction whose laws would make the sale, transfer and assignment of the Contract under this Agreement or under the Sale and Servicing Agreement or the pledge of the Contract under the Indenture unlawful, void or voidable.

                  (i) COMPLIANCE WITH LAW. None of the Contracts, the origination of the Contracts by the dealers, the purchase of the Contracts by the Seller, the sale of the Contracts by the Seller to the Trust Depositor or by the Trust Depositor to the Trust, or any combination of the foregoing, violated as of the Closing Date or as of any Subsequent Transfer Date, as applicable, any requirement of any federal, state or local law and regulations thereunder, including, without limitation, usury, truth in lending, motor vehicle installment loan and equal credit opportunity laws, applicable to the

         Contracts and the sale of Motorcycles. Seller shall, for at least the period of this Agreement, maintain in its possession, available for the Trust Depositor's, and the Trustee's inspection, and shall deliver to Trust Depositor or the Trustee upon demand, evidence of compliance with all such requirements.

                  (j) CONTRACT IN FORCE. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), no Contract has been satisfied or subordinated in whole or in part or rescinded, and the related Motorcycle securing any Contract has not been released from the lien of the Contract in whole or in part.

                  (k) VALID SECURITY INTEREST. Each Contract creates a valid, subsisting and enforceable first priority perfected security interest in favor of Seller in the Motorcycle covered thereby, and such security interest has been assigned by Seller to the Trust Depositor. The original certificate of title, certificate of lien or other notification (the "LIEN CERTIFICATE") issued by the body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon (the "REGISTRAR OF TITLES") of the applicable state to a secured party which indicates the lien of the secured party on the Motorcycle is recorded on the original certificate of title, and original certificate of title for each Motorcycle, show, or if a new or replacement Lien Certificate is being applied for with respect to such Motorcycle the Lien Certificate will be received within 180 days of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts) and will show, the Seller as original secured party under each Contract as the holder of a first priority security interest in such Motorcycle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related dealer that such Lien Certificate showing the Seller as lienholder has been applied for, the Seller's security interest has been validly assigned by the Seller to the Trust Depositor and by the Trust Depositor to the Issuer pursuant to this Agreement. Immediately after the sale, each Contract will be secured by an enforceable and perfected first priority security interest in the Motorcycle in favor of the Trust as secured party, which security interest is prior to all other liens upon and security interests in such Motorcycle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor, materials or of any state law enforcement agency affecting a Motorcycle).

                  (1) CAPACITY OF PARTIES. All parties to any Contract had capacity to execute such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (m) GOOD TITLE. Each Contract was purchased by Seller for value and taken into possession prior to the Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts) in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. No Contract has been sold, assigned or pledged to any person other than Trust Depositor and the Trustee as the transferee of Trust Depositor, and prior to the transfer of the Contract to Trust Depositor, Seller had good and marketable title to each Contract free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof and had full right to transfer the Contract to Trust Depositor and to permit Trust Depositor to transfer the same to the Issuer, and, as of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), the Issuer will have a first priority perfected security interest therein.

                  (n) NO DEFAULTS. As of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no default, breach, violation or event permitting acceleration existed with respect to any Contract and no event had occurred which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract. Seller has not waived any such default, breach, violation or event permitting acceleration, and Seller has not granted any extension of payment terms on any Contract. As of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no Motorcycle had been repossessed.

                  (o) NO LIENS. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts) there are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Motorcycle securing any Contract which are or may be liens prior to, or equal with, the lien of such Contract.

                  (p) INSTALLMENTS. Each Contract has a fixed Contract Rate and provides for monthly payments of principal and interest which, if timely made, would fully amortize the loan on a simple-interest basis over its term.

                  (q) ENFORCEABILITY. Each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

                  (r) ONE ORIGINAL. Each Contract is evidenced by only one original executed Contract, which original is being held by the Servicer as custodian.

                  (s) NO GOVERNMENT CONTRACTS. No Obligor is the United States government or an agency, authority, instrumentality or other political subdivision of the United States government.

                  (t) LOCKBOX BANK. The Lockbox Bank is the only institution holding any Lockbox Account for receipt of payments from Obligors, and all Obligors, and only such Obligors, have been instructed to make payments to the Lockbox Account, and no person claiming through or under Seller has any claim or interest in the Lockbox Account other than the Lockbox Bank; provided, however, that other "Trusts" (as defined in the Lockbox Agreement) shall have an interest in certain other collections therein not related to the Contracts.

                  (u) OBLIGOR BANKRUPTCY. At the Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no Obligor was subject to a bankruptcy proceeding within the one year preceding such Cutoff Date.

                  (v) CHATTEL PAPER. The Contracts constitute chattel paper within the meaning of the UCC as in effect in the States of Nevada and Illinois.

                  (w) NO IMPAIRMENT. Neither the Seller nor the Trust Depositor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Trust in any Contract or the proceeds thereof.

                  (x) CONTRACT NOT ASSUMABLE. No Contract is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Trust Depositor with respect to such Contract.

         (3) REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACTS IN THE AGGREGATE. Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

                  (a) AMOUNTS. The sum of the aggregate Principal Balances payable by Obligors under the Contracts as of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), plus the Pre-Funded Amount as of such date, equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes and the Class B Notes on the Closing Date or the related Subsequent Transfer Date, as applicable.

                  (b) CHARACTERISTICS. The Initial Contracts have the following characteristics: (i) all the Contracts are secured by Motorcycles; (ii) no Initial Contract has a remaining maturity of more than 84 months; and (iii) the final scheduled payment on the Initial Contract with the latest maturity is due not later than September 2008. Approximately 70.94% of the Principal Balance of the Initial Contracts as of the Initial Cutoff Date is attributable to loans for purchases of new Motorcycles and approximately 29.06% is attributable to loans for purchases of used Motorcycles. No Initial Contract was originated after the Initial Cutoff Date. No Initial Contract has a Contract Rate less than 6.50%. The first scheduled payment date of the Contracts (including any Subsequent Contracts) is due no later than May 2001.

                  (c) MARKING RECORDS. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), Seller has caused the Computer Disk relating to the Contracts sold hereunder and concurrently reconveyed by Trust Depositor to the Trust and pledged by the Trust to the Indenture Trustee to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust Corpus, are owned by the Trust and constitute security for the Notes.

                  (d) NO ADVERSE SELECTION. No selection procedures adverse to Noteholders have been employed in selecting the Contracts.

                  (e) TRUE SALE. The transaction contemplated by this Agreement constitutes a valid sale, transfer and assignment from Seller to Trust Depositor and from Trust Depositor to the Trust of all of Seller's right, title and interest in the Contract Assets as of the Closing Date and any Subsequent Transfer Date, as applicable.

                  (f) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Contracts and the proceeds thereof and the rest of the Trust Corpus have been made, taken or performed.

                  (g) DELTA LOANS. No more than 11.00% of the Principal Balance of the Contracts as of the end of the Funding Period is attributable to Delta Loans.

         (4) REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. Seller represents and warrants as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

                  (a) POSSESSION. Immediately prior to the Closing Date or any Subsequent Transfer Date, the Servicer will have possession of each original Contract and the related complete Contract File, and there are and there will be no custodial agreements relating to the same in effect. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Contract File for each Contract currently is in the possession of the Servicer.

                  (b) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Contracts and the Contract Files by Seller pursuant to the Transfer and Sale Agreement or any Subsequent Purchase Agreement and by Trust Depositor pursuant to the Sale and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                    EXHIBIT K

                       [Lockbox Bank and Lockbox Account]


                                     LOCKBOX

                        Harley-Davidson Credit Corp.
                        135 South LaSalle Street
                        Chicago, Illinois 60674


                                  LOCKBOX BANK

                        LaSalle Bank National Association
                        135 South LaSalle Street
                        Chicago, Illinois 60674

                                    EXHIBIT L

                            [Form of Contract Stamp]

         This Contract/Note is subject to a security interest granted to Harley-Davidson Motorcycle Trust 2001-1. UCC-1 Financing Statements covering this Contract/Note have been filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Illinois. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Contract/Note must refer to such filings to determine whether such lien has been released.

                                    EXHIBIT M

                     [Form of Subsequent Transfer Agreement]

               [see EXHIBIT C of the Transfer and Sale Agreement]


                                       M-1